      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 9, 2005


                                                                  NO. 333-107281
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 5

                                       TO

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                                 ALPHARMA INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                             2834                            22-2095212
 (State or other jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
  incorporation or organization)      Classification Code Number)            Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
              (additional registrants listed on succeeding pages)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                                   COPIES TO:
                             ANDREW E. NAGEL, ESQ.
                              KIRKLAND & ELLIS LLP
                                CITIGROUP CENTER
                              153 EAST 53RD STREET
                         NEW YORK, NEW YORK 10022-4675
                                 (212) 446-4800
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: The exchange will occur as soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

     If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         ALPHARMA ANIMAL HEALTH COMPANY
             (Exact name of registrant as specified in its charter)

             TEXAS                           2834                         75-1763319
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                            ALPHARMA (BERMUDA) INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         22-3700338
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                          ALPHARMA EURO HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         22-3719366
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------

                            ALPHARMA INVESTMENT INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         65-1165672
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                                ALPHARMA NW INC.
             (Exact name of registrant as specified in its charter)

          WASHINGTON                         9995                         91-1089227
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                         ALPHARMA OPERATING CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         22-3581198
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------

                               ALPHARMA U.S. INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         22-3322528
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                         ALPHARMA US PHARMACEUTICAL LLC
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         22-3700339
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                               ALPHARMA USHP INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         22-3818991
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------

                               ALPHARMA USPD INC.
             (Exact name of registrant as specified in its charter)

           MARYLAND                          2834                         52-0577546
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                            BARRE PARENT CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         34-1536575
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                             ALPHARMA HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         52-1597982
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------

                    ALPHARMA BRANDED PRODUCTS DIVISION INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          2834                         56-2113832
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                         ALPHARMA PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         04-2769995
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                              G.F. REILLY COMPANY
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         22-2509324
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------

                               MIKJAN CORPORATION
             (Exact name of registrant as specified in its charter)

           ARKANSAS                          9995                         71-0678249
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                             NMC LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

           NEW YORK                          9995                         11-2566658
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                          PARMED PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          5122                         16-1276038
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------

                              POINT HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         22-3755374
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                           PUREPAC PHARMACEUTICAL CO.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          2834                         22-2262218
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                      PUREPAC PHARMACEUTICAL HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          9995                         22-3756374
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------
                              C/O ROBERT F. WROBEL
                              ONE EXECUTIVE DRIVE
                           FORT LEE, NEW JERSEY 07024
                                 (201) 947-7774
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION DATED MAY 9, 2005


PROSPECTUS         , 2005

                                  $220,000,000

                                (ALPHARMA LOGO)

                                 ALPHARMA INC.

                               EXCHANGE OFFER FOR

                          8 5/8% SENIOR NOTES DUE 2011

                         ------------------------------

MATERIAL TERMS OF EXCHANGE OFFER:

- The terms of the notes to be issued in the exchange offer are substantially identical to the existing notes, except that the transfer restrictions and registration rights relating to the existing notes will not apply to the exchange notes.

- The exchange notes are guaranteed by certain of our domestic subsidiaries fully and unconditionally, on a joint and several basis.

- There is no existing public market for the existing notes or the exchange notes and a market for them may not develop. Because the existing notes and the exchange notes are eligible for trading in the PORTAL market, they may be traded through PORTAL if a public market is established.

- This exchange offers expires at 5:00 p.m., New York City time on           ,
  2005 unless we extend this date.

- The exchange of the existing notes for the exchange notes will not be a taxable event for U.S. federal income tax purposes.

- We will not receive any proceeds from the exchange offer.

                         ------------------------------


     FOR A DISCUSSION OF CERTAIN FACTORS THAT YOU SHOULD CONSIDER BEFORE PARTICIPATING IN THIS EXCHANGE OFFER, SEE "RISK FACTORS" BEGINNING ON PAGE 7 OF THIS PROSPECTUS AND THE "RISK FACTOR" SECTION OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, AS AMENDED TO DATE.


                         ------------------------------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the exchange notes or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Risk Factors................................................    7
Use of Proceeds.............................................   14
Ratios of Earnings to Fixed Charges.........................   15
Selected Historical Consolidated Financial Data.............   16
The Exchange Offer..........................................   17
Description of the Exchange Notes...........................   26
United States Federal Income Tax Considerations.............   67
Plan of Distribution........................................   68
Validity of the New Securities..............................   68
Experts.....................................................   69
Where You Can Find More Information.........................   69
Documents Incorporated by Reference.........................   69



     This prospectus incorporates by reference our annual report on Form 10-K for the year ended December 31, 2004 filed on March 31, 2005 as amended to date by the Form 10-K/A filed on April 29, 2005 and May 5, 2005 our quarterly report on Form 10-Q for the period ended March 31, 2005 filed on May 6, 2005 and our current reports on Form 8-K filed on February 15, 2005, February 22, 2005, February 28, 2005, March 11, 2005, April 4, 2005, April 11, 2005, April 14,
2005, April 22, 2005, April 28, 2005 and April 29, 2005 (which was amended on May 2, 2005). In addition, the amendments to our quarterly reports on Form 10-Q/A for the periods ended September 30, 2003, March 31, 2004, June 30, 2004 and September 30, 2004, which were all filed on May 5, 2005, are incorporated by reference herein pursuant to the instructions to Form S-4, although such reports relate to periods prior to our most recent Annual Report on Form 10-K, as amended to date. These documents are not presented nor delivered with this prospectus. Copies of these documents, other than exhibits that are not specifically incorporated by reference in this prospectus, are available without charge to any person to whom this prospectus is delivered, upon written or oral request to: Alpharma Inc., One Executive Drive, Fort Lee, New Jersey 07024, telephone (201) 947-7774. TO OBTAIN TIMELY DELIVERY, YOU MUST REQUEST THE INFORMATION NO LATER THAN FIVE BUSINESS DAYS BEFORE THE DATE YOU MUST MAKE YOUR DECISION OF WHETHER TO EXCHANGE YOUR EXISTING NOTES FOR THE EXCHANGE NOTES.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This prospectus includes "forward-looking statements." Forward-looking statements include statements including our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, our competitive strengths and weaknesses, our business strategy and the trends we anticipate in the industry and economies in which we operate and other information that is not historical information and, in particular, appear under the heading "Prospectus Summary" and "Risk Factors." When used in this prospectus, the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes" and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, our examination of historical operating trends, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them, but we cannot assure you that our expectations, beliefs and projections will be realized.


     Although we believe that the expectations reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties, such as those disclosed in this prospectus. We do not intend, and we undertake no obligation, to update any forward-looking statement. Our currently known risk factors are described in this prospectus in the section "Risk Factors", as well as in our annual report on Form 10-K for the year ended December 31, 2004, as amended to date, which is incorporated by reference in this prospectus. We urge you to review carefully the sections "Risk Factors" in this prospectus and in our annual report on Form 10-K for the year ended December 31, 2004, as amended to date, for a more complete discussion of the risks of an investment in the exchange notes.


                         ------------------------------

                               PROSPECTUS SUMMARY

     This summary highlights selected information contained elsewhere in this prospectus or incorporated herein by reference. Because this is only a summary, it does not contain all of the information that may be important to you. For a more complete understanding of the exchange notes, we encourage you to read carefully this entire prospectus, particularly the section "Risk Factors," and the information incorporated herein by reference. In this prospectus, unless otherwise noted or the context otherwise requires, the words "Company," "we," "our" and "us" refer to Alpharma Inc. and its subsidiaries.

                                 ALPHARMA INC.


     We are a global specialty pharmaceutical company that develops, manufactures and markets pharmaceutical products for humans and animals. We offer a comprehensive range of generic human pharmaceutical products in over 800 tablet, capsule, liquid and topical formulations and dosage forms. We manufacture and market one branded pharmaceutical prescription product, a pain medication sold under the trademark Kadian, in the U.S. and promote a second product in the U.S. In addition, we manufacture and market a line of fermintation-based active pharmaceutical ingredients, or APIs, that are used primarily by third parties in the manufacturing of generic and branded pharmaceutical products. We also manufacture and market animal health products in over 80 formulations and dosage forms. We conduct our business in approximately 60 countries and have approximately 4,200 employees over 30 sites in over 20 countries.



     Our principal executive offices are located on One Executive Drive, Fort Lee, New Jersey 07024 and our telephone number is (201) 947-7774. Our principal European executive offices are located at Harbitzallen 3, P.O. Box 158, Skoyen, N-0212 Oslo, Norway. Our common stock is quoted on the NYSE under the symbol "ALO."


                         PURPOSE OF THE EXCHANGE OFFER

     On April 24, 2003, we sold, through a private placement exempt from the registration requirements of the Securities Act of 1933, $220,000,000 of our 8 5/8% Senior Notes due 2011. We refer to these notes as "existing notes" in this prospectus. We used the net proceeds from the sale of the existing notes, together with funds from other sources available to us, to retire $200.6 million in principal amount of senior subordinated notes due 2009 issued by Alpharma Operating Corporation, which we refer to as "old notes" in this prospectus. The old notes bore cash interest equal to 12%, had a yield equal to 12.5% and were held by affiliates of the initial purchasers of the existing notes.

     Simultaneously with the private placement, we entered into a registration rights agreement with the initial purchasers of the existing notes. Under the registration rights agreement, we are required to use our best efforts to file and cause to become effective a registration statement for substantially identical notes, which will be issued in exchange for the existing notes. We refer to the notes to be registered under this exchange offer registration statement as "exchange notes" in this prospectus. You may exchange your existing notes for exchange notes in this exchange offer. You should read the discussion under the headings "-- Summary of the Exchange Offer," "The Exchange Offer" and "Description of the Exchange Notes" for further information regarding the exchange notes.

     We did not register the existing notes under the Securities Act or any state securities law, nor do we intend to after the exchange offer. As a result, the existing notes may only be transferred in limited circumstances under the securities laws. If the holders of the existing notes do not exchange their existing notes in the exchange offer, they lose their right to have the existing notes registered under the Securities Act. Anyone who still holds existing notes after the exchange offer may be unable to resell their existing notes.

     However, we believe that holders of the exchange notes may resell the exchange notes without complying with the registration and prospectus delivery provisions of the Securities Act, if they meet certain conditions. You should read the discussion under the headings "-- Summary of the Exchange Offer" and "The Exchange Offer" for further information regarding the exchange offer and resales of the exchange notes.

                         SUMMARY OF THE EXCHANGE OFFER

The Initial Offering of
Existing Notes................   We sold the existing notes on April 24, 2003 to
                                 Banc of America Securities LLC and CIBC World
                                 Markets Corp. We collectively refer to these parties in this prospectus as the "initial purchasers." The initial purchasers subsequently resold the existing notes to (1) qualified institutional buyers pursuant to Rule
                                 144A under the Securities Act and (2) outside the United States in accordance with Regulation
                                 S under the Securities Act.

Registration Rights
Agreement.....................   Simultaneously with the initial sale of the
                                 outstanding securities, we entered into a registration rights agreement for the exchange offer. In the registration rights agreement, we agreed, among other things, (i) to file a registration statement with the SEC as soon as practicable after the issuance of the existing notes, but in no event later than 90 days after the issuance of the existing notes and (ii) to use our best efforts to cause such registration statement to be declared effective by the SEC at the earliest possible time, but in no event later than 90 days after the filing of the registration statement. We also agreed to use our best efforts to cause the exchange offer to be consummated on the earliest practicable day after the registration statement is declared effective. The exchange offer is intended to satisfy our obligations under the registration rights agreement. After the exchange offer is complete, you will no longer be entitled to any exchange or registration rights with respect to your existing notes.

The Exchange Offer............   We are offering to exchange the exchange notes,
                                 which have been registered under the Securities
                                 Act, for your existing notes. In order to be exchanged, an existing note must be properly tendered and accepted. All existing notes that are validly tendered and not validly withdrawn will be exchanged. We will issue exchange notes promptly after the expiration of the exchange offer.

Resales.......................   Neither affiliates of ours nor holders who
                                 intend to distribute the exchange notes may participate in the exchange offer or use this prospectus to resell any existing notes.
                                 Broker-dealers may not exchange existing notes in the exchange offer if they acquired those existing notes directly from us and may not use this prospectus to resell those existing notes.

                                 With respect to other holders of existing notes, we believe that the exchange notes issued in the exchange offer may be offered for resale, resold and otherwise transferred by you without compliance with the registration and prospectus delivery provisions of the Securities Act provided that:

                                 - the exchange notes are being acquired in the
                                   ordinary course of your business; and

                                 - you are not participating, do not intend to
                                   participate, and have no arrangement or
                                   understanding with any person to participate, in the distribution of the exchange notes issued to you in the exchange offer.

                                 If any of these conditions is not satisfied and you transfer any exchange notes issued to you in the exchange offer without delivering a prospectus meeting the requirements of the Securities Act or without an exemption from registration of your exchange notes from these requirements, you may incur liability under the Securities Act. We will not assume, nor will we indemnify you against, any such liability.

                                 Each broker-dealer that is issued exchange notes in the exchange offer for its own account in exchange for existing notes that were acquired by that broker-dealer as a result of market-making or other trading activities, must acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the exchange notes. A broker-dealer may use this prospectus for an offer to resell, resale or other retransfer of the exchange notes issued to it in the exchange offer. See "Plan of Distribution."

Record Date...................   We mailed this prospectus and the related
                                 exchange offer documents to registered holders
                                 of the outstanding securities on           ,
                                 2005.

Expiration Date...............   The exchange offer will expire at 5:00 p.m.,
                                 New York City time,           , 2005, unless we
                                 decide to extend the expiration date.

Conditions to the Exchange
Offer.........................   The exchange offer is not subject to any
                                 significant conditions other than that the exchange offer not violate applicable law or any applicable interpretation of the staff of the SEC, that no proceedings have been instituted or threatened against us which would impair our ability to proceed with the exchange offer, and that we have received all necessary governmental approvals to proceed with the exchange offer.

Procedures for Tendering
Existing Notes................   We issued the existing notes as global
                                 securities. When the existing notes were issued, we deposited the global securities representing the existing notes with Wachovia
                                 Bank, National Association, as book-entry depositary. Wachovia Bank, National Association issued a certificateless depositary interest in each global security we deposited with it, which together represent a 100% interest in the existing notes, to The Depository Trust
                                 Company, known as DTC. Beneficial interests in the existing notes, which are held by direct or indirect participants in DTC through the certificateless depositary interests, are shown on records maintained in book-entry form by DTC.

                                 You may tender your existing notes through book-entry transfer in accordance with DTC's Automated Tender Offer Program, known as ATOP. To tender your existing notes by a means other than book-entry transfer, a letter of transmittal must be completed and signed according to the instructions contained in the letter of transmittal. The letter of transmittal and any other documents required by the letter of transmittal must be delivered to the exchange agent by mail, facsimile, hand delivery or overnight carrier. In addition, you must deliver the existing notes to the exchange agent or comply with the procedures for guaranteed delivery. See "The Exchange Offer -- Procedures for Tendering Existing Notes" for more information.

                                 Do not send letters of transmittal and
                                 certificates representing existing notes to us. Send these documents only to the exchange agent. See "The Exchange Offer -- Exchange Agent" for more information.

Special Procedures for
Beneficial Owners.............   If you are the beneficial owner of book-entry
                                 interests and your name does not appear on a security position listing of DTC as the holder of the book-entry interests or if you are a beneficial owner of existing notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender the book-entry interests or existing notes in the exchange offer, you should contact the person in whose name your book-entry interests or existing notes are registered promptly and instruct that person to tender on your behalf.

Withdrawal Rights.............   You may withdraw the tender of your existing
                                 notes at any time prior to the expiration date.

Federal Income Tax
Considerations................   The exchange of existing notes will not be a
                                 taxable event for United States federal income tax purposes.

Use of Proceeds...............   We will not receive any proceeds from the
                                 issuance of the exchange notes pursuant to the exchange offer. We will pay all of our expenses incident to the exchange offer.

Exchange Agent................   Wachovia Bank, National Association is serving
                                 as the exchange agent in connection with the exchange offer.

                   SUMMARY OF THE TERMS OF THE EXCHANGE NOTES

     The form and terms of the exchange notes are the same as the form and terms of the existing notes, except that the exchange notes will be registered under the Securities Act. As a result, the exchange notes will not bear legends restricting their transfer and will not contain the registration rights and liquidated damage provisions contained in the existing notes. The exchange notes represent the same debt as the existing notes. The existing notes and the exchange notes are governed by the same indenture and are together considered a "series" of securities under that indenture. We use the term "notes" in this prospectus to collectively refer to the existing notes and the exchange notes.

Issuer........................   Alpharma Inc., a Delaware corporation.

Securities....................   $220.0 million in principal amount of Series B
                                 senior notes due May 1, 2011.

Maturity......................   May 1, 2011.


Interest......................   Annual rate: 8 5/8%.
                                 Payment frequency: every six months on May 1 and November 1.
                                 First payment: November 1, 2005.


Denominations.................   $1,000 minimum and $1,000 integral multiples
                                 thereof.

Ranking.......................   The exchange notes will be Alpharma Inc.'s
                                 general unsecured senior obligations.
                                 Accordingly, they will rank:


                                      - effectively behind all of its secured
                                        debt of which Alpharma Inc. had
                                        approximately $191.8 million at March
                                        31, 2005;



                                      - equally with its unsecured senior
                                        indebtedness of which Alpharma Inc. had
                                        approximately $220.0 million at March
                                        31, 2005; and



                                      - senior to all of its subordinated debt
                                        of which Alpharma Inc. had approximately
                                        $165.4 million at March 31, 2005,
                                        including approximately $155.6 million
                                        (at March 31, 2005) of its 3.0%
                                        convertible senior subordinated notes
                                        due 2006 and approximately $9.8 million
                                        (at March 31, 2005) of its 5.75%
                                        convertible subordinated notes due 2005.


                                 The guarantees will be general unsecured senior obligations of the guarantors. Accordingly, they will rank effectively behind all secured debt of the guarantors.

Guarantees....................   All of Alpharma Inc.'s existing and future
                                 domestic restricted subsidiaries, other than certain immaterial domestic subsidiaries, will be guarantors of the exchange notes fully and unconditionally, on a joint and several basis.
                                 None of our foreign subsidiaries will be guarantors. The guarantees will be senior unsecured obligations of the guarantors, which means they will be effectively subordinated to the guarantees of our debt under our senior credit facilities.

Optional Redemption...........   Except as described below, at any time on or
                                 after May 1, 2007, we may redeem the exchange notes, in whole or in part, at the redemption prices described in the section "Description of the Exchange Notes -- Optional Redemption." At any time before

                                 May 1, 2007, we may redeem the exchange notes, in whole or in part, at a redemption price equal to 100% of their principal amount plus a "make-whole" premium as described under the heading "Optional Redemption," together with accrued and unpaid interest to the date of redemption.

                                 In addition, on or before May 1, 2006, up to 35% of the exchange notes may be redeemed by us with the net cash proceeds from certain equity offerings at the redemption price listed in the section "Description of the Exchange
                                 Notes -- Optional Redemption." However, we may only make such redemptions if at least 65% of the aggregate principal amount of notes originally issued remains outstanding after such redemptions.

Change of Control.............   If we experience specific kinds of changes in
                                 control, we must offer to purchase the exchange notes at 101% of their face amount, plus accrued interest.

Certain Covenants.............   The indenture governing the exchange notes
                                 will, among other things, limit our ability and the ability of our restricted subsidiaries to:

                                      - borrow money;

                                      - create liens;

                                      - pay dividends on or redeem or repurchase
                                        stock;

                                      - make investments;

                                      - sell stock in our restricted
                                        subsidiaries;

                                      - restrict dividends or other payments
                                        from subsidiaries;

                                      - enter into transactions with affiliates;
                                        and

                                      - sell assets or merge with other
                                        companies.

                                 These covenants contain important exceptions. For more details, see the section "Description of Exchange Notes."

Use of Proceeds...............   We will not receive any cash proceeds in the
                                 exchange offer.

Absence of Public Market
for the Note..................   There is no existing public market for the
                                 existing notes or the exchange notes. The initial purchasers of the existing notes have advised us that they currently intend to make a market in the exchange notes following the exchange offer, but they are not obligated to do so, and any market-making may be stopped at any time without notice. We do not know if an active public market for the exchange notes will develop or, if developed, will continue.
                                 If an active public market does not develop or is not maintained, the market price and liquidity of the exchange notes may be adversely affected. We cannot make any assurances regarding the liquidity of the market for the exchange notes, the ability of holders to sell their exchange notes or the price at which holders may sell their exchange notes.

                                  RISK FACTORS


     You should carefully consider the following factors and the other information contained in, or incorporated by reference into, this prospectus. Also refer to the risk factors discussed in our annual report on Form 10-K for the year ended December 31, 2004, as amended to date, which is incorporated by reference in this prospectus.


RISKS RELATED TO THE EXCHANGE NOTES

WE ARE HIGHLY LEVERAGED. OUR SUBSTANTIAL INDEBTEDNESS COULD PUT US AT A COMPETITIVE DISADVANTAGE OR COULD ADVERSELY AFFECT OUR ABILITY TO OBTAIN ADDITIONAL FINANCING, IF NECESSARY.


     As of March 31, 2005, our total debt was $577.7 million and our total consolidated stockholders' equity was $853.7 million. Our stockholders' equity at that date reflected approximately $465.0 million of goodwill and approximately $300.1 million of intangibles. Our operating income and EBITDA (as defined in our senior credit facilities) relative to our level of indebtedness and interest costs could restrict our operations. In this regard, we note that our earnings were not sufficient to cover our fixed charges in 2001, 2002 and 2004 and for the three months ended March 31, 2004. An inability to generate sufficient earnings to cover these charges in the future could make it more difficult for us to make payments under the exchange notes, especially if the earnings deficiencies are the result of cash shortfalls.


     Among other things, our indebtedness and the restrictive covenants contained in the agreements governing our indebtedness:


     - require a substantial portion of our cash flow for the payment of interest on our debt and required loan repayments, which totaled approximately $75.7 million for the year ended December 31, 2004 and $18.5 million for the three months ended March 31, 2005;


     - limit our ability to use our cash flow, or to obtain additional debt financing, to fund future acquisitions and other general corporate purposes;

     - limit our flexibility to plan for and react to changes and take advantage of opportunities in our business and industry;

     - increase our vulnerability to adverse economic and industry conditions;
       and

     - place us at a competitive disadvantage to less leveraged competitors.

     In addition, we may incur additional debt. The indenture governing the exchange notes and our senior credit facilities permit us to incur substantial additional debt, some of which may be secured debt. This secured debt would be effectively senior to the exchange notes to the extent of the value of the assets securing it.

ALTHOUGH THESE EXCHANGE NOTES ARE REFERRED TO AS "SENIOR NOTES," THEY WILL BE EFFECTIVELY SUBORDINATED TO OUR AND THE SUBSIDIARY GUARANTORS' SECURED INDEBTEDNESS AND TO ALL LIABILITIES OF OUR SUBSIDIARIES THAT ARE NOT GUARANTORS.


     The exchange notes, and each guarantee of the exchange notes, are unsecured and therefore will be effectively subordinated to any secured indebtedness we, or the relevant guarantor, may incur to the extent of the value of the assets securing such indebtedness. The exchange notes are also effectively subordinated to all liabilities, including obligations to trade creditors, of our subsidiaries that are not guarantors. In the event of a bankruptcy or similar proceeding involving us or a guarantor, the assets which serve as collateral for any secured indebtedness will be available to satisfy the obligations under the secured indebtedness before any payments are made on the exchange notes. This means that you may not receive interest or principal payments on the exchange notes if these events occur. As of December 31, 2004, we had $318.0 million of secured indebtedness, all of which consisted of indebtedness under our senior credit facilities. Borrowings under our senior credit facilities are secured by a significant portion of our and the guarantors' assets. In addition, we and our subsidiaries may incur certain amounts of additional secured indebtedness in the future.

SOME OF OUR SUBSIDIARIES ARE NOT GUARANTORS; THE EXCHANGE NOTES WILL BE STRUCTURALLY SUBORDINATED TO ALL LIABILITIES OF THESE NON-GUARANTORS.


     The guarantors of the exchange notes will include only our material domestic subsidiaries. However, the historical consolidated financial information included in our annual report on Form 10-K for the year ended December 31, 2004, as amended to date, is presented on a consolidated basis, including all of our domestic and foreign subsidiaries. For the year ended December 31, 2004, the total revenues before elimination entries of our domestic and foreign subsidiaries which are not guarantors were approximately $620.0 million, or 46.3% of our total revenues. For the three months ended March 31, 2005, the total revenues before elimination entries of our domestic and foreign subsidiaries which are not guarantors were approximately $143.2 million, or 38.0% of our total revenues. For the year ended December 31, 2004, the total operating income of our domestic and foreign subsidiaries which are not guarantors was approximately $76.4 million, while we had consolidated operating loss of $223.1 million. For the three months ended March 31, 2005, the total operating income of our domestic and foreign subsidiaries which are not guarantors was approximately $22.6 million, or 55.4% of our total operating income. As of March 31, 2005, the total assets of our domestic and foreign subsidiaries which are not guarantors, excluding intercompany receivables, were approximately $923.6 million, or 50.0% of our total assets.



     The exchange notes will be structurally subordinated to all of the liabilities of any of our subsidiaries that do not guarantee the exchange notes. As of March 31, 2005, our non-guarantor subsidiaries had liabilities of approximately $193.7 million, excluding intercompany payables. In the event of a bankruptcy, liquidation or reorganization of any non-guarantor subsidiary, holders of its debt and its trade creditors will generally be entitled to payment of their claims from the assets of that subsidiary before any assets are made available for distribution to us.


OUR FOREIGN SUBSIDIARIES ARE EXPECTED TO GENERATE A SIGNIFICANT AMOUNT OF THE CASH THAT WE WILL NEED TO SERVICE OUR DEBT, BUT THEIR ABILITY TO PROVIDE US WITH THAT CASH COULD BE RESTRICTED.


     A substantial portion of our operations is conducted by foreign subsidiaries, which accounted for $620.0 million and $143.2 million of our revenues for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively, and which had $1,048.8 million and $923.6 million of our total assets as of December 31, 2004 and the three months ended March 31, 2005, respectively. Therefore, our ability to service debt, including our ability to pay the interest on and principal of the exchange notes when due, is dependent to a significant extent upon interest payments, cash dividends and distributions or other transfers from our foreign subsidiaries. In addition, any payment of interest, dividends, distributions, loans or advances by our foreign subsidiaries to us could be subject to restrictions on dividends or repatriation of earnings under applicable local law, monetary transfer restrictions and foreign currency exchange regulations in the jurisdiction in which those foreign subsidiaries operate. Moreover, payments to us by our foreign subsidiaries will be contingent upon their earnings. Under our senior credit facilities and the indenture governing the exchange notes, amounts earned but which are not permitted to be distributed by our foreign subsidiaries, whether by contract or otherwise, are not included in our measure of EBITDA used to calculate compliance with the covenants in those instruments.


     Our foreign subsidiaries are separate and distinct legal entities and have no obligation, contingent or otherwise, to pay any amounts due pursuant to the exchange notes, or the guarantees or to make any funds available therefor, whether by dividends, loans, distributions or other payments. Any right that we have to receive any assets of our foreign subsidiaries upon their bankruptcy, insolvency, liquidation or reorganization, and the consequent rights of holders of the exchange notes to realize proceeds from the sale of any of those subsidiaries' assets, will be effectively subordinated to the claims of that subsidiary's creditors, including trade creditors and holders of debt of that subsidiary, and subject to applicable local laws.

SERVICING OUR DEBT WILL REQUIRE A SIGNIFICANT AMOUNT OF CASH, AND OUR ABILITY TO GENERATE SUFFICIENT CASH DEPENDS ON MANY FACTORS, SOME OF WHICH ARE BEYOND OUR CONTROL.


     Our ability to make payments on and to refinance our debt depends on our ability to generate cash flow. We were required to make $19.4 million in principal payments and interest payments estimated at over

$56.0 million in 2004. We were required to make $4.7 million in principal payments and interest payments estimated at over $13.8 million for the three months ended March 31, 2005. These payments, to a significant extent, are subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control. In addition, our ability to borrow funds in the future to make payments on our debt will depend on our satisfaction of the financial covenants in our senior credit facilities, our other debt agreements, including the indenture governing the exchange notes, and other agreements we may enter into in the future. Our business may not generate sufficient cash flow from operations, and future borrowings may not be available to us under our senior credit facilities or otherwise, in an amount sufficient to enable us to pay our debt or fund other liquidity needs. If we are unable to generate sufficient cash, we may need to refinance all or a portion of our debt on or before maturity. We may not be able to refinance any of our debt on favorable terms, or at all. Any inability to generate sufficient cash flow or refinance our debt on favorable terms could have a material adverse effect on our financial condition. For example, the agreement governing our senior credit facilities and the indenture governing the exchanges notes each contains provisions providing that certain defaults with respect to other indebtedness will be a default under those agreements as well. If such an event were to occur, the lenders under our senior credit facilities or the trustee under the indenture governing the exchange notes or the holders of at least 25% in principal amount of the outstanding existing notes and exchange notes on an aggregated basis could elect to declare all amounts outstanding under our senior credit facilities or the exchange notes, as the case may be, together with accrued interest, to be immediately due and payable. It is possible that we will not have sufficient funds at the time of such an acceleration to make such repayments.


OUR BUSINESS HAS BEEN EFFECTED BY REMEDIATION AND OTHER ISSUES THAT COULD HINDER OUR ABILITY TO GENERATE CASH.


     Our financial results have been materially affected by the FDA remediation and other issues that we have faced since 2001. During the year ended December 31, 2004 and the three months ended March 31, 2005, we incurred external consultant costs of approximately $9.0 million and $0.9 million, respectively, in connection with remediation at our Baltimore and Elizabeth facilities. If such costs were to recur or increase, or if our production capacity was to be decreased, we may not be able to generate sufficient cash flow to service our debt.


COVENANT RESTRICTIONS UNDER OUR SENIOR CREDIT FACILITIES AND THE INDENTURE MAY LIMIT OUR ABILITY TO OPERATE OUR BUSINESS.

     Our debt instruments contain covenants that restrict our ability and that of the guarantors to finance future operations and capital needs and engage in certain other business activities. For example, our senior credit facilities require us to maintain specified financial ratios and satisfy financial condition tests consisting of a maximum total leverage ratio test, a maximum senior leverage ratio test, a minimum fixed charge coverage ratio test, a minimum interest coverage ratio test and a minimum net worth test. We are currently in compliance with each of these covenants.

     In December 2002, we amended our senior credit facilities to permit certain strategic initiatives, including plant closures and asset write-downs, and the prepayment of certain debt under the senior credit facilities without violating the covenants regarding "Consolidated EBITDA," the leverage, interest and fixed charge ratios, minimum net worth, asset sales, and prepayments of debt. The amendment permitted us to add back $25 million related to these initiatives to our Consolidated EBITDA (an adjusted EBITDA measure defined in the senior credit agreement) and to reduce our net worth by the lesser of $75 million or the amount of these initiatives.

     In April 2003, we amended our senior credit facilities in connection with the issuance of our senior notes. This amendment changed one of the financial covenants to refer to the senior secured leverage ratio instead of the senior leverage ratio, provided that for purposes of calculating the financial covenants the costs incurred in connection with the issuance of the senior notes would be excluded, permitted the issuance of the senior notes, amended the restricted payments covenant to permit interest payments on the senior notes, permitted a change in accounting for liquid and cream inventories in the U.S. from a last-in-first out method to a first-in-first-out method, and permitted the use of up to $2.5 million to repay certain debt securities.

     In December 2003, we amended our senior credit facilities to permit us to take certain of the actions described below without violating the covenants regarding Consolidated EBITDA, the incurrence of debt, changes in the nature of our business, mergers, sales of assets, investments, prepayments of debt, and capital expenditures and to provide additional flexibility in the timing and application of the financial covenants, including the leverage ratios and net worth covenant. The amendment permitted us to add back expenses and charges incurred in connection with these initiatives and cash restructuring charges up to $10 million to our Consolidated EBITDA.

     In May 2004, we amended our senior credit facilities to allow us to add back inventory write-downs related to a delay or cancellation of our planned sale of gabapentin products to our Consolidated EBITDA, to provide us with greater flexibility for refinancing our outstanding convertible debt securities and to allow us to prepay a mortgage of $32.0 million in Norway.


     In August 2004, we amended our senior credit facilities to provide more flexibility under the interest coverage ratio and total leverage ratio covenants. The amendment reduced the interest coverage ratio from 3.50:1.00 to 3.00:1 through and including December 31, 2004. At March 31, 2005 the interest coverage ratio increased from 3.00:1.00 to 3.25:1.00 and at June 30, 2005 the interest coverage ratio will increase from 3.25:1.00 to 3.50:1.00 and remain at that level thereafter. The amendment also increased the permitted leverage ratio from 4.00:1.00 to 4.25:1.00 through and including December 31, 2004. At March 31, 2005 the permitted leverage ratio decreased from 4.25:1.00 to 4.00:1.00 and at June 30, 2005 the permitted leverage ratio will decrease from 4.00:1.00 to 3.50:1.00 and remain as that level thereafter. In addition, the amendment allowed $30.0 million of cash restructuring expenses incurred from July 1, 2004 to December 31, 2004 to be excluded from the calculation of Consolidated EBITDA.



     In March 2005, we amended our senior credit facilities to provide more flexibility under the interest coverage ratio and total leverage ratio covenants. The amendment provides that at March 31, 2005 the interest coverage ratio increased from 3.00:1.00 to 3.25:1.00 and at March 31, 2006 the interest coverage ratio will increase from 3.25:1.00 to 3.50:1.00 and remain at that level thereafter. The amendment also increased the permitted leverage ratio from 4.00:1.00 to 4.25:1.00 through and including December 31, 2004. At March 31, 2005 the permitted leverage ratio decreased from 4.25:1.00 to 4.00:1.00 and at March 31, 2006 the permitted leverage ratio will decrease from 4.00:1.00 to 3.50:1.00 and remain at that level thereafter. In addition, the amendment allows $30 million of cash restructuring expenses incurred from July 1, 2004 through December 31, 2005 to be excluded from the calculation of Consolidated EBITDA. The amendment also reduced the net worth covenant by up to $250 million to permit asset valuation impairments.



     As described above, certain financial covenants in our senior credit facilities become increasingly restrictive during 2005 and 2006. Continued compliance with these financial covenants depends on our Consolidated EBITDA as defined in our senior credit facilities, and therefore on our ability to generate increasing amounts of operating income, or on our ability to reduce our outstanding debt. We are considering a number of options to ensure our continuing compliance with our covenants, including aggressive asset management, which includes working capital reduction programs and controls over capital expenditures, reducing operating costs, selling certain assets, the repatriation of foreign earnings reducing subordinated convertible debt through the issuance of common stock, and amending our senior credit facilities to permit us to take certain of these actions and to provide additional flexibility in the timing and application of the financial covenants. We cannot assure that we would be successful in executing any of these actions or that our lenders would cooperate in amending the senior credit facilities now or in the future in the event we request changes to our senior credit facilities in order to remain in compliance with any covenant.


     In addition to financial covenants, our senior credit facilities have a number of non-financial provisions including a requirement that Industrier maintain control over sufficient shares of our Class B common stock to permit Industrier to elect a majority of our Board of Directors. Our senior credit facilities also contain a requirement that we deliver unqualified audit reports from our independent accountants.

     Our senior credit facilities also require that we reduce the outstanding principal amount of our 3% convertible senior subordinated notes due 2006 to $10.0 million or less by December 1, 2005.

     At March 31, 2005, we had approximately $191.8 million of debt outstanding under the senior credit facilities, $156.8 million of which consisted of term debt and $35.0 million of which consisted of debt drawn under our revolving facility. While we are currently in compliance with the covenants in the senior credit facility, our performance and events beyond our control, including changes in general economic and business conditions, may affect our ability to satisfy the financial covenants in our senior credit facilities. We might not meet these covenants, and the lenders might not waive any failure to meet these covenants. A breach of any of these covenants, if not cured or waived, could result in a default under our senior credit facilities and under the indenture governing the exchange notes. If an event of default under our senior credit facilities occurs, the lenders under these facilities could elect to declare all amounts outstanding thereunder, together with accrued interest, to be immediately due and payable. Our senior credit facilities are also subject to early maturity and termination in certain cases. See the section "Description of Exchange Notes."


WE MAY NOT BE ABLE TO REPURCHASE THE EXCHANGE NOTES AS REQUIRED UPON A CHANGE IN CONTROL.

     Upon a change of control, as defined in the indenture governing the exchange notes, we are required to offer to repurchase all of the exchange notes then outstanding at 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of repurchase. In addition, the terms of our senior credit facilities require repayment of amounts outstanding under those facilities in the event of a change of control and limit our ability to fund the purchase of your exchange notes in certain circumstances. It is possible that we will not have sufficient funds at the time of the change of control to make the required repurchase of exchange notes or that restrictions in our senior credit facilities will not allow the repurchases. If we are unable to make the required repurchases, we would be in default under the indenture governing the existing notes. If such a default were to occur, the lenders under our senior credit facilities and the trustee under the indenture governing the exchange notes or the holders of at least 25% in principal amount of the outstanding existing notes and exchange notes on an aggregated basis could elect to declare all amounts outstanding under our senior credit facilities or the exchange notes, respectively, together with accrued interest, to be immediately due and payable. In such an event, you could lose part or all of your investment in the exchange notes.

THE EXCHANGE NOTES AND GUARANTEES MAY NOT BE ENFORCEABLE BECAUSE OF FRAUDULENT CONVEYANCE LAWS.

     The incurrence of the exchange notes and the guarantees may be subject to review under U.S. federal bankruptcy law or relevant state fraudulent conveyance laws if a bankruptcy of the guarantors occurs. Under these laws, if a court were to find that, at the time we or a guarantor incurred the exchange notes or a guarantee, we or the guarantor:

     - incurred this debt with the intent of hindering, delaying or defrauding current or future creditors; or

     - received less than reasonably equivalent value or fair consideration for incurring this debt and:

      - was insolvent or was rendered insolvent by reason of the acquisition and related financing transactions;

      - was engaged, or about to engage, in a business or transaction for which its remaining assets constituted unreasonably small capital to carry on its business; or

      - intended to incur, or believed that it would incur, debts beyond its ability to pay these debts as they matured;

then the court could void the exchange notes or the guarantee or subordinate the amounts owing under the exchange notes or the guarantee to our other debt or take other actions detrimental to you. It is uncertain for these purposes whether a court would view the debt represented by the exchange notes and the guarantees as having been incurred at the time of this offering or at the time of the issuance of the existing notes.

     In addition, the guarantors may be subject to the allegation that since they incurred their guarantees for our benefit, they incurred the obligations under the guarantees for less than reasonably equivalent value or fair consideration.

     The measure of insolvency for purposes of the foregoing considerations will vary depending upon the law of the jurisdiction that is being applied in the proceeding. Generally, a company would be considered insolvent if, at the time it incurred the debt or issued the guarantee:

     - it could not pay its debts or contingent liabilities as they become due;

     - the sum of its debts, including contingent liabilities, is greater than its assets, at fair valuation; or

     - the present fair saleable value of its assets is less than the amount required to pay the probable liability on its total existing debts and liabilities, including contingent liabilities, as they become absolute and matured.

     If an exchange note or guarantee is voided as a fraudulent conveyance or found to be unenforceable for any other reason, you will not have a claim against that obligor and will only be a creditor of us or any guarantor whose obligation was not set aside or found to be unenforceable.

RISKS RELATING TO THE EXCHANGE OFFER

BECAUSE THERE IS NO PUBLIC MARKET FOR THE EXCHANGE NOTES, YOU MAY NOT BE ABLE TO SELL YOUR EXCHANGE NOTES.

     The exchange notes will be registered under the Securities Act, but will constitute a new issue of securities with no established trading market, and there can be no assurance as to:

     - the liquidity of any trading market that may develop;

     - the ability of holders to sell their exchange notes; or

     - the price at which the holders would be able to sell their exchange notes.

     If a trading market were to develop, the exchange notes might trade at higher or lower prices than their principal amount or purchase price, depending on many factors, including prevailing interest rates, the market for similar securities and our financial performance.

     We understand that the initial purchasers presently intend to make a market in the exchange notes. However, they are not obligated to do so, and any market-making activity with respect to the exchange notes may be discontinued at any time without notice. In addition, any market-making activity will be subject to the limits imposed by the Securities Act and the Exchange Act, and may be limited during the exchange offer or the pendency of an applicable shelf registration statement. There can be no assurance that an active trading market will exist for the exchange notes or that any trading market that does develop will be liquid.

YOUR EXISTING NOTES WILL NOT BE ACCEPTED FOR EXCHANGE IF YOU FAIL TO FOLLOW THE EXCHANGE OFFER PROCEDURES.

     We will issue exchange notes pursuant to this exchange offer only after a timely receipt of your existing notes, a properly completed and duly executed letter of transmittal and all other required documents. Therefore, if you want to tender your existing notes, please allow sufficient time to ensure timely delivery. If we do not receive your existing notes, letter of transmittal and other required documents by the expiration date of the exchange offer, we will not accept your existing notes for exchange. We are under no duty to give notification of defects or irregularities with respect to the tenders of existing notes for exchange. If there are defects or irregularities with respect to your tender of existing notes, we will not accept your existing notes for exchange.

IF YOU DO NOT EXCHANGE YOUR EXISTING NOTES, YOUR EXISTING NOTES WILL CONTINUE TO BE SUBJECT TO THE EXISTING TRANSFER RESTRICTIONS AND YOU MAY BE UNABLE TO SELL YOUR EXISTING NOTES.

     We did not register the existing notes, nor do we intend to do so following the exchange offer. Existing notes that are not tendered will therefore continue to be subject to the existing transfer restrictions and may be transferred only in limited circumstances under the securities laws. If you do not exchange your existing notes, you will lose your right to have your existing notes registered under the federal securities laws. As a result, if you hold existing notes after the exchange offer, you may be unable to sell your existing notes.

     If a large number of outstanding existing notes are exchanged for exchange notes issued in the exchange offer, it may be difficult for holders of outstanding existing notes that are not exchanged in the exchange offer to sell their existing notes, since those existing notes may not be offered or sold unless they are registered or there are exemptions from registration requirements under the Securities Act or state laws that apply to them. In addition, if there are only a small number of existing notes outstanding, there may not be a very liquid market in those existing notes. There may be few investors that will purchase unregistered securities in which there is not a liquid market.

IF YOU EXCHANGE YOUR NOTES, YOU MAY NOT BE ABLE TO RESELL THE EXCHANGE NOTES YOU RECEIVE IN THE EXCHANGE OFFER WITHOUT REGISTERING THEM AND DELIVERING A PROSPECTUS.

     You may not be able to resell exchange notes you receive in the exchange offer without registering those exchange notes or delivering a prospectus. Based on interpretations by the SEC in no-action letters, we believe, with respect to exchange notes issued in the exchange offer, that:

     - holders who are "affiliates" of Alpharma Inc. within the meaning of Rule 405 under the Securities Act or who intend to participate in the exchange offer for the purpose of distributing the exchange notes may not participate in the exchange offer or use this prospectus to resell any existing notes pursuant to this prospectus; and

     - holders who are broker-dealers who acquired their existing notes directly from us may not exchange those existing notes in the exchange offer or use this prospectus to resell those existing notes.

     With respect to other holders, we believe, based on the same interpretations, that:

     - holders who acquire their exchange notes in the ordinary course of business; and

     - holders who do not engage in, intend to engage in, or have arrangements to participate in a distribution (within the meaning of the Securities
       Act) of the exchange notes;

may participate in the exchange offer and do not have to comply with the registration and prospectus delivery requirements of the Securities Act to resell their exchange notes.

     Holders described in the preceding sentence must tell us in writing at our request that they meet these criteria. Holders that do not meet these criteria could not rely on interpretations of the SEC in no-action letters, and would have to register the exchange notes they receive in the exchange offer and deliver a different prospectus for them. In addition, holders that are broker-dealers may be deemed "underwriters" within the meaning of the Securities Act in connection with any resale of exchange notes acquired in the exchange offer. Holders that are broker-dealers must acknowledge that they acquired their outstanding exchange notes in market-making activities or other trading activities and must deliver a prospectus when they resell notes they acquire in the exchange offer in order not to be deemed an underwriter.

                                USE OF PROCEEDS

     This exchange offer is intended to satisfy our obligations under the registration rights agreement. We will not receive any cash proceeds from the issuance of the exchange notes. In consideration for issuing the exchange notes contemplated in this prospectus, we will receive outstanding securities in like principal amount, the form and terms of which are the same as the form and terms of the exchange notes, except as otherwise described in this prospectus. The existing notes surrendered in exchange for exchange notes will be retired and canceled. Accordingly, no additional debt will result from the exchange. We have agreed to bear the expense of the exchange offer.

     The net proceeds from the sale of the existing notes, after deducting estimated fees and expenses, were approximately $197.2 million. We used the net proceeds, together with funds from other sources available to us, to retire $200.6 million in principal amount of senior subordinated notes due 2009 issued by Alpharma Operating Corporation. The senior subordinated notes due 2009 bore cash interest equal to 12%, had a yield equal to 12.5% and were held by affiliates of the initial purchasers of the existing notes.

                       RATIO OF EARNINGS TO FIXED CHARGES


     The following are the unaudited consolidated ratios of earnings to fixed charges for each of the years in the five-year period ended December 31, 2000, 2001, 2002, 2003 and 2004.



                                                                                       THREE MONTHS
                                                                                           ENDED
                                                YEAR ENDED DECEMBER 31,                  MARCH 31,
                                     ----------------------------------------------    -------------
                                     2000    2001(1)    2002(1)    2003     2004(1)    2004     2005
                                     ----    -------    -------   -------   -------    ----     ----
RATIO OF EARNINGS TO FIXED
  CHARGES..........................  2.46     --         --        1.29       --        --      2.56
                                     ----     ----       ----      ----      -----     ----     ----


------------


(1) Earnings in 2001, 2002 and 2004 were not sufficient to cover fixed charges. The deficiency of earnings was $38.9 million in 2001, $157.9 million in 2002, $253.4 million in 2004 and $4.2 million for the three months ended March 31, 2004.

                SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA


     The following table sets forth our selected historical consolidated financial data for the five fiscal years ended December 31, 2000, 2001, 2002, 2003 and 2004, which have been derived from our accounting records (for the year ended December 31, 2000) and our audited consolidated financial statements (for the years ended December 31, 2001, 2002, 2003 and 2004). You should read the information presented below in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our consolidated financial statements and related notes contained in our annual report on Form 10-K for the year ended December 31, 2004, as amended to date, and our quarterly report on Form 10-Q for the period ended March 31, 2005 which are incorporated by reference in this prospectus.



                                                                                                                THREE MONTHS
                                                              YEAR ENDED DECEMBER 31,                          ENDED MARCH 31,
                                           --------------------------------------------------------------   ---------------------
                                           2000(A)(B)   2001(A)(C)    2002(A)      2003(D)        2004        2004        2005
                                           ----------   ----------   ----------   ----------   ----------   --------   ----------
                                                        (DOLLARS IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
 Total revenue...........................  $ 892,977    $ 969,286    $1,230,762   $1,297,285   $1,339,480   $311,661   $  378,143
 Cost of sales...........................    497,300      591,093       705,174      779,676      806,442    193,667      220,617
                                           ----------   ----------   ----------   ----------   ----------   --------   ----------
 Gross profit............................    395,677      378,193       525,588      517,609      533,038    117,994      157,526
 Selling, general and administrative
   expenses and asset impairment.........    271,037      352,213       549,799      418,089      756,167    114,653      116,734
                                           ----------   ----------   ----------   ----------   ----------   --------   ----------
 Operating income (loss).................    124,640       25,980       (24,211)      99,520     (223,129)     3,341       40,792
 Interest expense........................    (47,245)     (51,482)      (76,212)     (63,608)     (59,061)   (14,495)     (14,504)
 Other income (expense), net.............     (1,367)     (11,634)      (55,859)     (16,661)      28,592      6,850       (1,816)
                                           ----------   ----------   ----------   ----------   ----------   --------   ----------
 Income (loss) from continuing operations
   before income taxes...................     76,028      (37,136)     (156,282)      19,251     (253,598)    (4,304)      24,472
 Provision (benefit) for income taxes....     19,975         (543)      (62,715)        (193)      61,139     (1,162)      15,658
                                           ----------   ----------   ----------   ----------   ----------   --------   ----------
 Net income (loss) from continuing
   operations............................  $  56,053    $ (36,593)   $  (93,567)  $   19,444   $ (314,737)  $ (3,142)  $    8,814
                                           ==========   ==========   ==========   ==========   ==========   ========   ==========
 Loss on discontinued operations.........     (1,188)      (1,109)       (6,094)      (5,611)          --         --           --
                                           ----------   ----------   ----------   ----------   ----------   --------   ----------
 Net income (loss).......................  $  54,865    $ (37,702)   $  (99,661)  $   13,833   $ (314,737)  $ (3,142)  $    8,814
                                           ==========   ==========   ==========   ==========   ==========   ========   ==========
 Average number of shares outstanding:
   diluted...............................     47,479(e)    40,880        49,814       52,010       52,060
 Income (loss) per share from continuing
   operations............................  $    1.50    $   (0.89)   $    (1.88)  $     0.38   $    (6.05)  $  (0.06)  $     0.17
                                           ==========   ==========   ==========   ==========   ==========   ========   ==========
 Earnings (loss) per share: diluted......  $    1.47    $   (0.92)   $    (2.00)  $     0.27   $    (6.05)  $  (0.06)  $     0.17
                                           ==========   ==========   ==========   ==========   ==========   ========   ==========
BALANCE SHEET DATA (AT END OF PERIOD):
 Cash and cash equivalents...............  $  72,931    $  14,735    $   23,872   $   58,623   $  105,212   $ 47,688   $   23,029
 Goodwill and intangible assets, net.....    614,421    1,129,956     1,046,740    1,065,835      789,339   1,045,741     765,081
 Total assets............................  1,617,621    2,397,194     2,312,438    2,342,147    2,003,842   2,232,807   1,856,625
 Total debt..............................    525,121    1,060,592       895,858      817,156      701,735    537,665      577,659
 Deferred taxes and other non-current
   liabilities...........................     58,851      133,422        76,720       70,926       69,794     58,513       66,351
 Total stockholders' equity..............    845,686      888,503     1,009,851    1,130,736      883,642   1,119,126     853,737
OTHER FINANCIAL DATA:
 Research and development................     43,276       86,650        67,088       63,232       81,466     15,697       22,882
 Capital expenditures....................     72,088       85,247        74,390       42,619       49,306      7,774        7,917
 Purchased intangibles...................     12,101       23,845         7,313        5,252        1,787        275        1,180
 Depreciation and amortization...........     64,836       71,589        83,532       95,201       96,403     23,798       23,885
 Net cash provided by operating
   activities............................     33,124      119,384       162,200      155,070      186,162     61,455       47,423
 Net cash used in investing activities...   (347,723)    (773,136)      (81,703)     (39,549)     (42,550)    (3,906)      (9,097)
 Net cash provided (used) by financing
   activities............................    369,844      597,127       (72,977)     (83,082)    (105,189)   (67,577)    (117,523)
 Ratio of earnings to fixed charges(f)...       2.46x          --            --         1.29x          --         --         2.56x
 Dividends per share of common stock.....  $    0.18    $    0.18    $     0.18   $     0.18   $     0.18   $  0.045   $    0.045


---------------

(a) Restated to adjust for one business unit's improper application of Company policy with respect to the accrual of sales allowances.

(b) Statement of operations data includes results of operations from the date of the Roche MFA acquisition, May 2, 2000.

(c) Statement of operations data includes results of operations from the date of the Faulding acquisition, December 12, 2001. Research and development includes $37.7 million of purchased in-process research and development as a result of the Faulding acquisition.

(d) Restated to adjust previously reported inventory balances and cost of sales related to a product purchased under a vendor supply contract. (See note 2B to the Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2003, as amended to date.)

(e) Includes shares assumed issued under the if-converted method for the convertible notes.


(f) For purposes of determining the ratio of earnings to fixed charges, earnings are defined as earnings before income taxes, plus fixed charges. Fixed charges consist of interest expense, including capitalized interest, amortization of debt issuance costs and a portion of operating lease rental expense deemed to be representative of the interest factor. Earnings in 2001, 2002 and 2004 were not sufficient to cover fixed charges. The deficiency of earnings was $38.9 million in 2001, $157.9 million in 2002, $253.4 in 2004 and $4.2 million for the three months ended March 31, 2004.

                               THE EXCHANGE OFFER

PURPOSE OF THE EXCHANGE OFFER

     Simultaneously with the sale of the existing notes, we entered into a registration rights agreement with Banc of America Securities LLC and CIBC World Markets Corp. In the registration rights agreement, we agreed, among other things, (i) to file a registration statement with the SEC as soon as practicable after the issuance of the existing notes, but in no event later than 90 days after the issuance of the existing notes and (ii) to use our best efforts to cause such registration statement to be declared effective by the SEC at the earliest possible time, but in no event later than 90 days after the filing of the registration statement. We also agreed to use our best efforts to cause the exchange offer to be consummated on the earliest practicable day after the registration statement is declared effective, but in no event later than 210 days after the existing notes are issued, unless required by the Securities Act or the Exchange Act. A copy of the registration rights agreement has been filed as an exhibit to our quarterly report on Form 10-Q for the quarter ended March 31, 2003, as amended, and is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part.

     We are conducting the exchange offer to satisfy our contractual obligations under the registration rights agreement. The form and terms of the exchange notes are the same as the form and terms of the existing notes, except that the exchange notes will be registered under the Securities Act, and holders of the exchange notes will not be entitled to the payment of any additional amounts pursuant to the terms of the registration rights agreement, as described below.

     The registration rights agreements provides that, promptly after the registration statement has been declared effective, we will offer to holders of the existing notes the opportunity to exchange their existing notes for exchange notes having a principal amount, interest rate, maturity date and other terms substantially identical to the principal amount, interest rate, maturity date and other terms of their existing notes. We will keep the exchange offer open for at least 30 days (or longer if we are required to by applicable law) after the date notice of the exchange offer is mailed to the holders of the existing notes and use our reasonable best efforts to complete the exchange offer no later than 210 days after the date of the issuance of the existing notes. The exchange notes will be accepted for clearance through The Depository Trust Company ("DTC"), Clearstream, Luxembourg and the Euroclear System with a new CUSIP and ISIN number and common code. All of the documentation prepared in connection with the exchange offer will be made available at the offices of Wachovia Bank, National Association, our paying agent.

     Based on existing interpretations of the Securities Act by the staff of the SEC, we believe that the holders of the exchange notes (other than holders who are broker-dealers) may freely offer, sell and transfer the exchange notes. However, holders of existing notes who are our affiliates, who intend to participate in the exchange offer for the purpose of distributing the exchange notes, or who are broker-dealers who purchased the existing notes from us for resale, may not freely offer, sell or transfer the existing notes, may not participate in the exchange offer and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any offer, sale or transfer of existing notes.

     Each holder of existing notes who is eligible to and wishes to participate in the exchange offer will be required to represent that it is not our affiliate, that it is not a broker-dealer tendering securities directly acquired from us for its own account and that it acquired the existing notes and will acquire the exchange notes in the ordinary course of its business and that it has no arrangement with any person to participate in the distribution of the exchange notes. In addition, any broker-dealer who acquired the existing notes for its own account as a result of market-making or other trading activities must deliver a prospectus (which may be the prospectus contained in the registration statement if the broker-dealer is not reselling an unsold allotment of existing notes) meeting the requirements of the Securities Act in connection with any resales of the exchange notes. We will agree to provide sufficient copies of the latest version of such prospectus to such broker-dealers, if subject to similar prospectus delivery requirements for a period ending on the earlier of (i) 180 days from the date on which the registration statement is declared effective and (ii) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.

     If we cannot consummate the exchange offer because the exchange offer is not permitted by applicable law or SEC policy or a holder of existing notes notifies us within 20 days following the consummation of the exchange offer that
(i) the holder is prohibited by applicable law or SEC policy from participating in the exchange offer; (ii) the holder cannot resell the exchange notes without a prospectus and such prospectus is not appropriate or available to such holder or (iii) such holder is a broker-dealer and holds the existing notes acquired directly from us, then we will file a shelf registration covering resales of the affected securities within 45 days after the filing obligation arises. We will use our best efforts to cause the shelf registration statement to be declared effective 90 days after the filing obligation arises and to keep effective the shelf registration statement until the earlier of two years following the effective date of the shelf registration statement or the time when all of the securities have been sold thereunder.

     In the event that a shelf registration statement is filed, we will provide to each affected holder copies of the prospectus that is a part of the shelf registration statement, notify each affected holder when the shelf registration statement has become effective and take certain other actions as are required to permit unrestricted resales of the securities. A holder that sells securities pursuant to the shelf registration statement will be required to be named as a selling security holder in the prospectus and to deliver a prospectus to purchasers. A selling holder will also be subject to certain of the civil liability provisions under the Securities Act in connection with sales and will be bound by the provisions of the registration rights agreement that are applicable to it, including certain indemnification rights and obligations.

     If we are permitted under SEC rules to conduct the exchange offer and we have not filed an exchange offer registration statement or a shelf registration statement by a specified date, if the exchange offer registration statement or the shelf registration statement is not declared effective by a specified date, or if either we have not consummated the exchange offer within a specified period of time or, if applicable, we do not keep the shelf registration statement effective from a specified period of time, then, in addition to the interest otherwise payable on the notes, the interest that is accrued and payable on the principal amount of the existing notes will increase at a rate of 0.5% per year at the end of each subsequent 90-day period until the requirement is satisfied, but in no event shall the aggregate additional interest rate exceed 1.5% per annum. Upon the filing of the registration statement, the effectiveness of the exchange offer registration statement, the consummation of the exchange offer or the effectiveness of the shelf registration statement, as the case may be, the additional interest will cease to accrue from the date of filing, effectiveness or consummation, as the case may be.

     If a registration statement is declared effective and we fail to keep it continuously effective or useable for resales for the period required by the registration rights agreement, then from the day that the registration statement ceases to be effective until the earlier of the date that the registration statement is again deemed effective or is useable, the date that is the second anniversary of our issuance of these securities (or, if Rule 144(k) under the Securities Act is amended to provide a shorter restrictive period, the shorter period) or the date as of which all of the applicable securities are sold pursuant to the shelf registration statement, the interest that is accrued and payable on the principal amount of the existing notes will increase at a rate of 0.5% per year at the end of each subsequent 90-day period until the requirement is satisfied, but in no event shall the aggregate additional interest rate exceed 1.5% per annum.

     Any additional amounts will be payable in cash on May 1 and November 1 of each year to the holders of record on the preceding April 15 and October 15, respectively.

TERMS OF THE EXCHANGE OFFER

     Upon the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal, we will accept any and all existing notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of exchange notes in exchange for each $1,000 principal amount of existing notes accepted in the exchange offer. Holders may tender some or all of their existing notes pursuant to the exchange offer. However, existing notes may be tendered only in integral multiples of $1,000.

     The form and terms of the exchange notes are the same as the form and terms of the existing notes except that:

          (i) the exchange notes bear a series B designation and a different CUSIP Number from the existing notes;

          (ii) the exchange notes have been registered under the Securities Act and will therefore not bear legends restricting their transfer; and

          (iii) the holders of the exchange notes will be deemed to have agreed to be bound by the provisions of the registration rights agreement and each security will bear a legend to that effect.

The exchange notes will evidence the same debt as the outstanding securities and will be entitled to the benefits of the indenture.

     As of the date of this prospectus, $220,000,000 aggregate principal amount of the existing notes were outstanding. We have fixed the close of business on
          , 2005 as the record date for the exchange offer for purposes of determining the persons to whom this prospectus and the letter of transmittal will be mailed initially.

     Holders of existing notes do not have any appraisal or dissenters' rights under the Delaware General Corporations Law, or the indenture in connection with the exchange offer. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC.

     We will be deemed to have accepted validly tendered existing notes when, as and if we have given oral or written notice of our acceptance to the exchange agent. The exchange agent will act as agent for the tendering holders for the purpose of receiving the exchange notes from us.

     If any tendered existing notes are not accepted for exchange because of an invalid tender, the occurrence of specified other events set forth in this prospectus or otherwise, the certificates for any unaccepted existing notes will be returned, without expense, to the tendering holder as promptly as practicable after the expiration date of the exchange offer.

     Holders who tender existing notes in the exchange offer will not be required to pay brokerage commissions or fees or, subject to the instructions in the letter of transmittal, transfer taxes with respect to the exchange of existing notes pursuant to the exchange offer. We will pay all charges and expenses, other than transfer taxes in certain circumstances, in connection with the exchange offer. See "-- Fees and Expenses."

EXPIRATION DATE; EXTENSIONS; AMENDMENTS

     The term "expiration date" will mean 5:00 p.m., New York City time, on
          , 2005, unless we, in our sole discretion, extend the exchange offer, in which case the term "expiration date" will mean the latest date and time to which the exchange offer is extended.

     In order to extend the exchange offer, prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date, we will:

          (i) notify the exchange agent of any extension by oral or written notice and

          (ii) mail to the registered holders an announcement of any extension or publicly disseminate an extension announcement by means of a press release that we will also promptly post on our website.

     We reserve the right, in our sole discretion,

          (1) if any of the conditions below under the heading "-- Conditions" shall have not been satisfied,

             (A) to delay accepting any existing notes,

             (B) to extend the exchange offer, or

             (C) to terminate the exchange offer, or

          (2) to amend the terms of the exchange offer in any manner.

Any delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by oral or written notice to the registered holders. We will give oral or written notice of any delay, extension or termination to the exchange agent.

INTEREST ON THE EXCHANGE NOTES

     The exchange notes will bear interest from their date of issuance. Holders of existing notes that are accepted for exchange will receive, in cash, accrued interest thereon to, but not including, the date of issuance of the exchange notes. Such interest will be paid with the first interest payment on the exchange notes on May 1, 2005. Interest on the existing notes accepted for exchange will cease to accrue upon issuance of the exchange notes.


     Interest on the exchange notes is payable semi-annually on each May 1 and November 1, commencing on November 1, 2005.


PROCEDURES FOR TENDERING EXISTING NOTES

     Only a holder of existing notes may tender existing notes in the exchange offer. To tender in the exchange offer, a holder must:

     - complete, sign and date the letter of transmittal, or a facsimile of the letter of transmittal, or complete an agent's message;

     - have the signatures on the letter of transmittal guaranteed if required by the letter of transmittal or transmit an agent's message in connection with a book-entry transfer; and

     - mail or otherwise deliver the letter of transmittal or the facsimile, together with the existing notes and any other required documents, to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

To tender existing notes effectively, the holder must complete a letter of transmittal or an agent's message and other required documents and the exchange agent must receive all the documents prior to 5:00 p.m., New York City time, on the expiration date. Delivery of the existing notes shall be made by book-entry transfer in accordance with the procedures described below. Confirmation of the book-entry transfer must be received by the exchange agent prior to the expiration date.

     The term "agent's message" means a message, transmitted by a book-entry transfer facility to, and received by, the exchange agent forming a part of a confirmation of a book-entry, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the outstanding securities that the participant has received and agrees: (1) to participate in ATOP; (2) to be bound by the terms of the letter of transmittal; and (3) that we may enforce the agreement against the participant.

     By executing the letter of transmittal or transmitting an agent's message, each holder will make to us the representations set forth above in the fifth paragraph under the heading "-- Purpose of the Exchange Offer."

     The tender by a holder and the acceptance of the tender by us will constitute agreement between the holder and us in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal or agent's message.

     THE METHOD OF DELIVERY OF THE EXISTING NOTES AND THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS THAT THE ELECTION AND SOLE RISK OF THE HOLDER. AS AN ALTERNATIVE TO DELIVERY BY MAIL, HOLDERS MAY WISH TO CONSIDER OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR EXISTING NOTES SHOULD BE SENT TO US. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

     Any beneficial owner whose existing notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct the registered holder to tender on the beneficial owner's behalf. See "Instructions to Registered

Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" included with the letter of transmittal.

     An institution that is a member firm of the Medallion System must guarantee signatures on a letter of transmittal or a notice of withdrawal unless the existing notes are tendered:

          (1) by a registered holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the letter of transmittal; or

          (2) for the account of a member firm of the Medallion system.

     If the letter of transmittal is signed by a person other than the registered holder of any existing notes listed in that letter of transmittal, the existing notes must be endorsed or accompanied by a properly completed bond power, signed by the registered holder as the registered holder's name appears on the existing notes. An institution that is a member firm of the Medallion System must guarantee the signature.

     If the letter of transmittal or any existing notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, offices of corporations or others acting in a fiduciary or representative capacity, the person signing should so indicate when signing, and evidence satisfactory to us of its authority to so act must be submitted with the letter of transmittal.

     We understand that the exchange agent will make a request promptly after the date of this prospectus to establish accounts with respect to the outstanding securities at DTC for the purpose of facilitating the exchange offer, and subject to the establishment of this account, any financial institution that is a participant in DTC's system may make book-entry delivery of outstanding securities by causing DTC to transfer the existing notes into the exchange agent's account with respect to the existing notes in accordance with DTC's procedures for the transfer. Although delivery of the existing notes may be effected through book-entry transfer into the exchange agent's account at DTC, unless an agent's message is received by the exchange agent in compliance with ATOP, an appropriate letter of transmittal properly completed and duly executed with any required signature guarantee and all other required documents must in each case be transmitted to and received or confirmed by the exchange agent at its address set forth below on or prior to the expiration date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under the procedures. Delivery of documents to DTC does not constitute delivery to the exchange agent.

     All questions as to the validity, form, eligibility, including time of receipt, acceptance of tendered existing notes and withdrawal of tendered existing notes will be determined by us in our sole discretion, which determination will be final and binding. We reserve the absolute right to reject any and all existing notes not properly tendered or any existing notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right in our sole discretion to waive any defects, irregularities or conditions of tender as to particular existing notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of existing notes must be cured within the time we determine. Although we intend to notify holders of defects or irregularities with respect to tenders of existing notes, neither we, the exchange agent nor any other person will incur any liability for failure to give the notification. Tenders of existing notes will not be deemed to have been made until the defects or irregularities have been cured or waived. Any existing notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration date.

GUARANTEED DELIVERY PROCEDURES

     Holders who wish to tender their outstanding securities and:

          (1) whose existing notes are not immediately available;

          (2) who cannot deliver their existing notes, the letter of transmittal or any other required documents to the exchange agent; or

          (3) who cannot complete the procedures for book-entry transfer, prior to the expiration date, may effect a tender if:

             1. they tender through an institution that is a member firm of the Medallion System;

             2. prior to the expiration date, the exchange agent receives from an institution that is a member firm of the Medallion System a properly completed and duly executed notice of guaranteed delivery by facsimile transmission, mail or hand delivery setting forth the name and address of the holder, the certificate number(s) of the existing notes and the principal amount of existing notes tendered, stating that the tender is being made and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, the letter of transmittal or facsimile thereof together with the certificate(s) representing the existing notes or a confirmation of book-entry transfer of the existing notes into the exchange agent's account at DTC, and any other documents required by the letter of transmittal will be deposited by the member firm of the Medallion System with the exchange agent; and

             3.  the exchange agent receives

                (A) such properly completed and executed letter of transmittal or facsimile of the letter of transmittal,

                (B) the certificate(s) representing all tendered existing notes in proper form for transfer or a confirmation of book-entry transfer of the existing notes into the exchange agent's account at DTC, and

                (C) all other documents required by the letter of transmittal upon three New York Stock Exchange trading days after the expiration date.

     Upon request to the exchange agent, we will send a notice of guaranteed delivery to holders who wish to tender their existing notes according to the guaranteed delivery procedures set forth above.

WITHDRAWAL OF TENDERS

     Except as otherwise provided in this prospectus, holders may withdraw tenders of existing notes at any time prior to 5:00 p.m., New York City time, on the expiration date. To withdraw a tender of existing notes in the exchange offer, the exchange agent must receive a telegram, telex, letter or facsimile transmission notice of withdrawal at its address set forth in this prospectus prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. Any notice of withdrawal must:

          (1) specify the name of the person having deposited the existing notes to be withdrawn;

          (2) identify the existing notes to be withdrawn, including the certificate number(s) and principal amount of the existing notes, or, in the case of existing notes transferred by book-entry transfer, the name and number of the account at DTC to be credited;

          (3) be signed by the holder in the same manner as the original signature on the letter of transmittal by which the existing notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee with respect to the existing notes register the transfer of the existing notes into the name of the person withdrawing the tender; and

          (4) specify the name in which any existing notes are to be registered, if different from that of the person depositing the existing notes to be withdrawn.

We will determine all questions as to the validity, form and eligibility, including time of receipt, of such notices. Our determination will be final and binding on all parties. We will not deem existing notes so withdrawn to have been validly tendered for purposes of the exchange offer. We will not issue exchange notes for withdrawn existing notes unless you validly retender the withdrawn existing notes. We will return any existing notes which have been tendered but which are not accepted for exchange to the holder of the existing notes at our cost as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. You may retender properly withdrawn existing notes by following one of the procedures described above under "-- Procedures for Tendering Existing Notes" at any time prior to the expiration date.

CONDITIONS

     Notwithstanding any other term of the exchange offer, we will not be required to accept for exchange, or issue exchange notes for, any existing notes, and may terminate or amend the exchange offer as provided in this prospectus before the acceptance of the existing notes if, prior to the expiration of the exchange offer:

          (1) any action or proceeding is instituted or threatened in any court or by or before any governmental agency with respect to the exchange offer which, in our reasonable judgment, might materially impair our ability to proceed with the exchange offer or any development has occurred in any existing action or proceeding which may be harmful to us or any of our subsidiaries; or

          (2) the exchange offer violates any applicable law or any interpretation by the staff of the SEC described under "-- Purpose of the Exchange Offer".

     If we determine in our sole discretion that any of the conditions are not satisfied, we may

          (1) refuse to accept any existing notes and return all tendered existing notes to the tendering holders;

          (2) extend the exchange offer and retain all existing notes tendered prior to the expiration of the exchange offer, subject, however, to the rights of holders to withdraw their existing notes (see "-- Withdrawal of Tenders"); or

          (3) waive the unsatisfied conditions with respect to the exchange offer and accept all properly tendered existing notes that have not been withdrawn, as long as we leave the exchange offer open for at least five business after any waiver that would constitute a material change in the offer.

     If we decide to waive any condition, we will announce our decision in a press release.

EXCHANGE AGENT

     Wachovia Bank, National Association has been appointed as the exchange agent for the exchange offer. You should direct all

     - executed letters of transmittal,

     - questions,

     - requests for assistance,

     - requests for additional copies of this prospectus or of the letter of transmittal and

     - requests for Notices of Guaranteed Delivery to the exchange agent addressed as follows:

                         WACHOVIA BANK, NATIONAL ASSOCIATION

  By Overnight/Courier Delivery:        Facsimile Transmissions:       By Registered or Certified Mail:
     Wachovia Bank, National          (Eligible Institutions Only)         Wachovia Bank, National
           Association                        704-590-7628                       Association
   Corporate Actions -- NC 1153                                          Corporate Actions -- NC 1153
 1525 West W.T. Harris Blvd. 3C3     To Confirm by Telephone or for    1525 West W.T. Harris Blvd. 3C3
       Charlotte, NC 28262                 Information Call:                 Charlotte, NC 28262
      Attention: Marsha Rice                  Marsha Rice                   Attention: Marsha Rice
                                              704-590-7413

     (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

DELIVERY TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

FEES AND EXPENSES

     We will bear the expenses of soliciting tenders. The principal solicitation is being made by mail; however, additional solicitation may be made by telegraph, telecopy, telephone or in person by our and our affiliates' officers and regular employees.

     We have not retained any dealer-manager in connection with the exchange offer and will not make any payments to brokers, dealers or others soliciting acceptances of the exchange offer. We will, however, pay the exchange agent reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses incurred in connection with these services.

     We will pay the cash expenses to be incurred in connection with the exchange offer. Such expenses include fees and expenses of the exchange agent and trustee, accounting and legal fees and printing costs, among others.

ACCOUNTING TREATMENT

     The exchange notes will be recorded at the same carrying value as the existing notes, as reflected in our accounting records on the date of exchange. Accordingly, we will not recognize any gain or loss for accounting purposes as a result of the exchange offer. The expenses of the exchange offer will be deferred and charged to expense over the term of the exchange notes.

TRANSFER TAXES

     Holders who tender their existing notes for exchange will not be obligated to pay any transfer taxes in connection with the exchange. However, holders who instruct us to register exchange notes in the name of, or request that existing notes not tendered or not accepted in the exchange offer be returned to, a person other than a registered tendering holder will be responsible for the payment of any applicable transfer tax on that transfer.

CONSEQUENCES OF FAILURE TO EXCHANGE

     The existing notes that are not exchanged for exchange notes pursuant to the exchange offer will remain restricted securities. Accordingly, the existing notes may be resold only:

          (1) to us upon redemption thereof or otherwise;

          (2) so long as the outstanding securities are eligible for resale pursuant to Rule 144A, to a person inside the United States who is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A, in accordance with Rule 144 under the Securities Act, or pursuant to another exemption from the registration requirements of the Securities Act, which other exemption is based upon an opinion of counsel reasonably acceptable to us;

          (3) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act; or

          (4) pursuant to an effective registration statement under the Securities Act,

in each case in accordance with any applicable securities laws of any state of the United States.

RESALE OF THE EXCHANGE NOTES

     With respect to resales of exchange notes, based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties, we believe that a holder or other person who receives exchange notes, whether or not the person is the holder (other than a person that is our affiliate within the meaning of Rule 405 under the Securities Act) in exchange for existing notes in the ordinary course of business and who is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the exchange notes, will be allowed to resell the exchange notes to the public without further registration under the Securities Act and without delivering to the purchasers of the exchange notes a prospectus that satisfies the requirements of Section 10 of the Securities Act. However, if any holder acquires exchange notes in the exchange offer for the purpose of distributing or participating in a distribution of the exchange notes, the holder cannot rely on the position of the staff of the SEC expressed in the no-action letters or any similar interpretive letters, and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, unless an exemption from registration is otherwise available. Further, each broker-dealer that receives exchange notes for its own account in exchange for existing notes, where the existing notes were acquired by the broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of the exchange notes.

                         DESCRIPTION OF EXCHANGE NOTES

     You can find the definitions of certain terms used in this description under the subheading "Certain Definitions." In this description, the word "Company" refers only to Alpharma Inc. and not to any of its subsidiaries.

     We issued the existing notes and will issue the exchange notes under an Indenture (the "Indenture") among Alpharma Inc., the Guarantors and Wachovia Bank, National Association, as trustee (the "Trustee"). The terms of the exchange notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

     The following description is a summary of the material provisions of the Indenture. It does not restate those agreements in their entirety. We urge you to read the Indenture because it, and not this description, defines your rights as holders of the exchange notes. Certain defined terms used in this description but not defined below under "-- Certain Definitions" have the meanings assigned to them in the Indenture.

BRIEF DESCRIPTION OF THE EXCHANGE NOTES AND THE GUARANTEES

The Exchange Notes

     The exchange notes:


     - are general unsecured obligations of the Company, of which there was $220.0 million at March 31, 2005, including the existing notes;



     - are effectively subordinated to any Secured Indebtedness of the Company, of which there was $191.8 million at March 31, 2005, including the Indebtedness of the Company under the Credit Agreement;



     - are pari passu in right of payment with any unsubordinated Indebtedness of the Company, of which there was none other than the existing notes at March 31, 2005;



     - are senior in right of payment to subordinated Indebtedness of the Company, if any, of which there was $165.4 million at March 31, 2005; and


     - are guaranteed by the Guarantors.

The Guarantees


     The exchange notes are fully and unconditionally (except for the fraudulent conveyance limitation described below), and jointly and severally, guaranteed by all of the Domestic Subsidiaries of the Company, other than Immaterial Subsidiaries, which are subsidiaries with a small amount of assets and revenues. See "-- Certain Definitions". The exchange notes are not guaranteed by any of the Company's foreign subsidiaries. Except as provided under "-- Certain Covenants -- Limitations on Issuances of Guarantees of Indebtedness," Subsidiaries of the Company that are not Domestic Subsidiaries will not be guarantors. For the year ended December 31, 2004, the total revenues before elimination entries of our domestic and foreign subsidiaries which are not guarantors were approximately $620.0 million, or 46.3% of our total revenues. For the three months ended March 31, 2005, the total revenues before elimination entries of our domestic and foreign subsidiaries which are not guarantors were approximately $143.2 million, or 38.0% of our total revenues. For the year ended December 31, 2004, the total operating income of our domestic and foreign subsidiaries which are not guarantors was approximately $76.4 million. For the three months ended March 31, 2005, the total operating income of our domestic and foreign subsidiaries which are not guarantors was approximately $22.6 million, or 55.4% of our total operating income. As of March 31, 2005, the total assets of the Company's domestic and foreign subsidiaries which are not guarantors, excluding intercompany receivables, were approximately $923.6 million, or 50.0% of the Company's total assets. See Note 26 to the Company's consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as amended to date, and Note 16, to the Company's unaudited consolidated financial statements in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2005 which are incorporated by reference in this prospectus, for financial information regarding guarantor and non-guarantor subsidiaries. Claims of creditors of such non-guarantor subsidiaries, including trade creditors, generally will effectively have priority with respect to the assets and earnings of such non-guarantor subsidiaries over the claims of the Company's creditors, including holders of the exchange notes. Accordingly, the exchange notes and each Guarantee will be effectively subordinated to creditors (including trade creditors) of such non-guarantor subsidiaries. In the future, the Company may have additional subsidiaries which will not be "Domestic Subsidiaries."


     Each Guarantee of the exchange notes:

     - is a general unsecured obligation of the Guarantor;

     - is effectively subordinated to any Secured Indebtedness of the Guarantor, including the guarantees under the Credit Agreement;

     - is pari passu in right of payment with any future unsubordinated Indebtedness of the Guarantor; and

     - is senior in right of payment to Subordinated Indebtedness to such Guarantor, if any.

     As of the date of this prospectus, all of our subsidiaries are "Restricted Subsidiaries." However, under the circumstances described below under the subheading "-- Certain Covenants -- Designation of Restricted and Unrestricted Subsidiaries" certain of our subsidiaries (other than the Company) may be designated as "Unrestricted Subsidiaries." Unrestricted Subsidiaries will not be subject to many of the restrictive covenants in the Indenture. Unrestricted Subsidiaries will not guarantee the exchange notes.

PRINCIPAL, MATURITY AND INTEREST

     The Indenture provides for the issuance by the Company of exchange notes with an unlimited maximum principal amount, of which $220 million was issued as existing notes. The Company may issue additional notes (the "Additional Notes") from time to time. Any offering of Additional Notes is subject to the covenant described below under the caption "-- Certain Covenants -- Incurrence of Indebtedness and Issuance of Preferred Stock." The exchange notes and any Additional Notes subsequently issued under the Indenture would be treated as a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. The Company will issue exchange notes in denominations of $1,000 and integral multiples of $1,000. The exchange notes will mature on May 1, 2011.


     Interest on the exchange notes will accrue at the rate of 8 5/8% per annum and will be payable semi-annually in arrears on May 1 and November 1 commencing on November 1, 2005. The Company will make each interest payment to the Holders of record on the immediately preceding April 15 and October 15.


     Interest on the exchange notes will accrue from the date of issuance or, if interest has already been paid, from the date it was most recently paid. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

METHODS OF RECEIVING PAYMENTS ON THE EXCHANGE NOTES

     If a Holder has given wire transfer instructions to the Company, the Company will pay all principal, interest and premium and Liquidated Damages, if any, on that Holder's exchange notes in accordance with those instructions. All other payments on exchange notes will be made at the office or agency of the Paying Agent and Registrar within the City and State of New York unless the Company elects to make interest payments by check mailed to the Holders at their addresses set forth in the register of Holders.

PAYING AGENT AND REGISTRAR FOR THE EXCHANGE NOTES

     The Trustee will act as Paying Agent and Registrar. The Company may change the Paying Agent or Registrar without prior notice to the Holders, and the Company or any of its Subsidiaries may act as Paying Agent or Registrar.

TRANSFER AND EXCHANGE

     A Holder may transfer or exchange the exchange notes in accordance with the Indenture and the procedures described in "Notice to Investors." The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any exchange notes selected for redemption. Also, the Company is not required to transfer or exchange any exchange notes for a period of 15 days before a selection of exchange notes to be redeemed.

     The registered Holder of an exchange note will be treated as the owner of it for all purposes.

NOTE GUARANTEES

     The Guarantors will jointly and severally, and fully and unconditionally, guarantee the Company's obligations under the exchange notes, except for the fraudulent conveyance limitation described below. Each Note Guarantee will be senior in right of payment to subordinated Indebtedness of that Guarantor, if any. In addition, each Note Guarantee will be effectively subordinated to all of such Guarantor's secured obligations to the extent of the collateral securing such obligations. The obligations of each Guarantor under its Note Guarantee will be limited as necessary to prevent that Note Guarantee from constituting a fraudulent conveyance under applicable law. See "Risk Factors -- The exchange notes and guarantees may not be enforceable because of fraudulent conveyance laws."

     A Guarantor may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another Person, other than the Company or another Guarantor, unless:

          (1) immediately after giving effect to that transaction, no Default or Event of Default exists; and

          (2) either:

             (a) the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia and assumes all the obligations of that Guarantor under the Indenture, its Note Guarantee and the Registration Rights Agreement pursuant to a supplemental indenture satisfactory to the Trustee; or

             (b) such sale or other disposition or consolidation or merger complies with the "Asset Sale" provisions of the Indenture, including the application of the Net Proceeds therefrom.

     The Note Guarantee of a Guarantor will be released:

          (1) in connection with any sale or other disposition of all or substantially all of the assets of that Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) a Restricted Subsidiary of the Company, if the sale or other disposition of all or substantially all of the assets of that Guarantor complies with the "Asset Sale" provisions of the Indenture, including the application of the Net Proceeds therefrom;

          (2) in connection with any sale of a majority of the Capital Stock of a Guarantor to a Person that is not (either before or after giving effect to such transaction) a Restricted Subsidiary of the Company, if the sale of such Capital Stock of that Guarantor complies with the "Asset Sale" provisions of the Indenture, including the application of the Net Proceeds therefrom; or

          (3) if the Company properly designates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary.

OPTIONAL REDEMPTION

     At any time prior to May 1, 2006, the Company may redeem up to 35% of the aggregate principal amount of notes originally issued under the Indenture at a redemption price of 108.625% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net cash proceeds of one or more Qualified Equity Offerings; provided that:

          (1) at least 65% of the aggregate principal amount of notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding notes held by the Company and its Subsidiaries); and

          (2) the redemption must occur within 60 days of the date of the closing of such Qualified Equity Offering;

     In addition, at any time prior to May 1, 2007, the Company may redeem all or part of the exchange notes upon not less than 30 days nor more than 60 days' notice at a redemption price equal to the sum of (i) the principal amount thereof, plus (ii) accrued and unpaid interest, if any to the applicable date of redemption, plus (iii) the Make-Whole Premium.

     Except pursuant to the preceding paragraphs, the exchange notes will not be redeemable at the Company's option prior to May 1, 2007.

     After May 1, 2007, the Company may redeem all or a part of the exchange notes upon not less than 30 days' nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the applicable redemption date, if redeemed during the twelve-month period beginning on May 1 of the years indicated below:

YEAR                                                          PERCENTAGE
----                                                          ----------
2007........................................................   104.313%
2008........................................................   102.156%
2009 and thereafter.........................................    100.00%

REPURCHASE AT THE OPTION OF HOLDERS

Change of Control

     If a Change of Control occurs, each Holder of exchange notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of that Holder's exchange notes pursuant to a Change of Control Offer on the terms set forth in the Indenture. In the Change of Control Offer, the Company will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of exchange notes repurchased plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the date of repurchase. Within 30 days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase exchange notes on the Change of Control Payment Date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the Indenture and described in such notice. The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the exchange notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the Indenture, the Company will comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under the Change of Control provisions of the Indenture solely by virtue of such conflict.

     On the Change of Control Payment Date, the Company will, to the extent lawful:

          (1) accept for payment all exchange notes or portions thereof properly tendered pursuant to the Change of Control Offer;

          (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all exchange notes or portions thereof so tendered; and

          (3) deliver or cause to be delivered to the Trustee the exchange notes so accepted together with an Officers' Certificate stating the aggregate principal amount of exchange notes or portions thereof being purchased by the Company.

     The Paying Agent will promptly mail to each Holder of exchange notes so tendered the Change of Control Payment for such exchange notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new exchange note equal in principal amount to any unpurchased portion of the exchange notes surrendered, if any; provided that each such new exchange note will be in a principal amount of $1,000 or an integral multiple thereof.

     The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

     The Credit Agreement will restrict the Company from purchasing any exchange notes, and will also provide that certain change of control events with respect to the Company would constitute a default. Any future credit agreements or other similar agreements to which the Company becomes a party may contain similar restrictions and provisions. In the event a Change of Control occurs at a time when the Company is prohibited from purchasing exchange notes, the Company could seek the consent of its lenders to the purchase of exchange notes or could attempt to refinance the borrowings that contain such prohibition. If the Company does not obtain such a consent or repay such borrowings, the Company will remain prohibited from purchasing exchange notes. In such case, the Company's failure to make a Change of Control Offer or purchase tendered exchange notes would constitute an Event of Default under the Indenture which may, in turn, constitute a default under such other debt agreements.

     Except as described above with respect to a Change of Control, the Indenture does not contain provisions that permit the Holders of the exchange notes to require that the Company repurchase or redeem the exchange notes in the event of a takeover, recapitalization or similar transaction.

     The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Company and purchases all exchange notes validly tendered and not withdrawn under such Change of Control Offer.

     The definition of Change of Control includes a phrase relating to the conveyance, transfer or lease, of "all or substantially all" of the properties or assets of the Company and its Restricted Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase "substantially all," there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a Holder of exchange notes to require the Company to repurchase such exchange notes as a result of a conveyance, transfer or lease or other disposition of less than all of the assets of the Company and its Restricted Subsidiaries taken as a whole to another Person or group may be uncertain.

Asset Sales

     The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

          (1) The Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of;

          (2) such fair market value is determined by the Company's Board of Directors and evidenced by a resolution of such Board of Directors set forth in an Officers' Certificate delivered to the Trustee; and

          (3) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents. For purposes of this provision, each of the following shall be deemed to be cash:

             (a) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet), of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the exchange notes or any Note Guarantee) that are assumed by the transferee of any such assets pursuant to a customary written novation or assumption agreement that releases the Company or such Restricted Subsidiary from further liability; and

             (b) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash within 90 days of such Asset Sale (to the extent of the cash received in that conversion), provided that the portion of the consideration payable deemed to be cash pursuant to this clause 3(b) shall not exceed 15% of the total consideration paid or payable in respect of such Asset Sale.

     The 75% limitation referred to in clause (3) above will not apply to any Asset Sale in which the cash or Cash Equivalents portion of the consideration received therefrom, determined in accordance with the preceding provision, is equal to or greater than what the after-tax proceeds would have been had such Asset Sale complied with the aforementioned 75% limitation.

     Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Company may apply such Net Proceeds at its option:

          (1) to repay unsubordinated Secured Indebtedness secured by such assets as required to be repaid with the proceeds of the sale of such assets and, if the Secured Indebtedness being repaid is revolving credit Indebtedness, to correspondingly reduce commitments with respect thereto;

          (2) to acquire all or substantially all of the assets of, or a majority of the Voting Stock of, another Permitted Business;

          (3) to make a capital expenditure in or that is used or useful in a Permitted Business; or

          (4) to acquire other long-term assets in or that are used or useful in a Permitted Business.

Pending the final application of any such Net Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest such Net Proceeds in any manner that is not prohibited by the Indenture.

     Any Net Proceeds from Asset Sales that are not applied or invested as provided in the preceding paragraph will constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company will make an offer (an "Asset Sale Offer") to all Holders of exchange notes and all holders of other Indebtedness that is pari passu with the exchange notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase with the proceeds of sales of assets, to purchase the maximum principal amount of exchange notes and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds at an offer price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of exchange notes and such other pari passu Indebtedness tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the exchange notes and such other pari passu Indebtedness to be purchased on a pro rata basis based on the principal amount of exchange notes and such other pari passu Indebtedness tendered. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

     The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with each repurchase of exchange notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sales provisions of the Indenture, the Company will comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under the Asset Sale provisions of the Indenture solely by virtue of such conflict.

     The Credit Agreement will restrict the Company from purchasing any exchange notes, and also provides that certain asset sale events with respect to the Company would constitute a default. Any future credit agreements or other similar agreements to which the Company becomes a party may contain similar restrictions and provisions. In the event an Asset Sale occurs at a time when the Company is prohibited from purchasing exchange notes, the Company could seek the consent of its lenders to the purchase of exchange notes or could attempt to refinance the borrowings that contain such prohibition. If the Company does not obtain such a consent or repay such borrowings, the Company will remain prohibited from purchasing exchange notes. In such case, the Company's failure to make an Asset Sale Offer or to purchase tendered exchange notes would constitute an Event of Default under the Indenture which may, in turn, constitute a default under such other debt agreements.

SELECTION AND NOTICE

     If less than all of the exchange notes are to be redeemed at any time, the Trustee will select exchange notes for redemption as follows:

          (1) if the exchange notes are listed, in compliance with the requirements of the principal national securities exchange on which the exchange notes are listed; or

          (2) if the exchange notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate.

     No exchange notes of $1,000 or less shall be redeemed in part. Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each Holder of exchange notes to be redeemed at its registered address. Notices of redemption may not be conditional.

     If any exchange note is to be redeemed in part only, the notice of redemption that relates to that exchange note shall state the portion of the principal amount thereof to be redeemed. A new exchange note in principal amount equal to the unredeemed portion of the original exchange note will be issued in the name of the Holder thereof upon cancellation of the original exchange note. Exchange notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on exchange notes or portions of them called for redemption.

CERTAIN COVENANTS

Restricted Payments

     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

          (1) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or to the Company or a Restricted Subsidiary);

          (2) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) any Equity Interests of the Company, any direct or indirect parent of the Company or any Subsidiary of the Company (other than any such Capital Stock owned by the Company or a Restricted Subsidiary);

          (3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the exchange notes or the Note Guarantees (other than Indebtedness owed to or held by a Guarantor) except a payment of interest or principal at the Stated Maturity thereof; or

          (4) make any Restricted Investment (all such payments and other actions set forth in clauses (1) through (4) above being collectively referred to as "Restricted Payments"),

unless, at the time of and after giving effect to such Restricted Payment:

          (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

          (2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the covenant described below under the caption "-- Incurrence of Indebtedness and Issuance of Preferred Stock"; and

          (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date of the Indenture (excluding Restricted Payments permitted by clauses (1), (2), (3), (7) and (8) of the next succeeding paragraph), is less than the sum, without duplication, of:

             (a) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date of the Indenture to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit); plus

             (b) 100% of the aggregate net cash proceeds and the fair market value (as determined in good faith by the Board of Directors of the Company) of property or assets received by the Company since the date of the Indenture as a contribution to its common equity capital or from the issue or sale of Equity Interests (other than Disqualified Stock) of the Company or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Restricted Subsidiary of the Company); plus

             (c) an amount equal to the net reduction in Investments by the Company and its Restricted Subsidiaries, subsequent to the date of the Indenture, resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances or other transfers of assets, in each case to the Company or any such Restricted Subsidiary from any such Investment, or from the net cash proceeds from the sale of any such Investment, or from the redesignation of an Unrestricted Subsidiary to a Restricted Subsidiary, but only if and to the extent that such amounts are not included in the calculation of Consolidated Net Income and not to exceed in the case of any Investment the amount of the Investment previously made by the Company or any Restricted Subsidiary in such Person.

     The preceding provisions will not prohibit:

          (1) so long as no Default has occurred and is continuing or would be caused thereby, the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of the Indenture;

          (2) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness of the Company or of any Equity Interests of the Company in exchange for, or out of the net cash proceeds of, the substantially concurrent sale (other than to a Restricted Subsidiary of the

     Company) of, Equity Interests of the Company (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (3)(b) of the preceding paragraph;

          (3) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness of the Company or any Guarantor with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

          (4) the payment of any dividend by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis;

          (5) so long as no Default has occurred and is continuing or would be caused thereby, the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Restricted Subsidiary of the Company (A) beneficially held by any director, officer, employee or consultant of the Company (or any of its Restricted Subsidiaries) pursuant to any equity subscription agreement, stock option agreement, employment agreement or similar agreement entered into in the ordinary course of business or (B) in the open market to the extent such Equity Interests are acquired to satisfy an obligation of the Company to deliver Equity Interests in connection with the purchase by employees of the Company or its Restricted Subsidiaries of Equity Interests under stock purchase plans (or amendments thereto) approved by the Board of Directors of the Company, provided that the aggregate price paid for all such Equity Interests repurchased, redeemed, acquired or retired under clauses (A) and
     (B) above shall not exceed in any calendar year the sum of (x) $1.5 million plus (y) the Net Cash Proceeds from sales of Equity Interests to employees, officers, directors or consultants of the Company or any of its Restricted Subsidiaries under such stock purchase plans that occur during such calendar year (to the extent such Net Cash Proceeds are not applied to the payment of a Restricted Payment pursuant to clause (2) above or clause (6) below); provided further that the Net Cash Proceeds from such sales described in clause (y) above shall be excluded from the calculation of the basket under clause (3)(b) of the immediately preceding paragraph;

          (6) so long as no Default has occurred and is continuing or would be caused thereby,

             (a) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company in the open market to the extent such Equity Interests are acquired to satisfy a current obligation of the Company to deliver Equity Interests in connection with the exercise of stock options or similar rights, in each case pursuant to the terms of stock option or employment agreements or plans (or amendments thereto) approved by the Board of Directors of the Company or otherwise for anti-dilutive purposes; provided that the aggregate purchase price paid for all such Equity Interests repurchased, redeemed, acquired or retired under this clause (A) shall not exceed in any calendar year the sum of (x) $5.0 million plus (y) the Net Cash Proceeds from the sale of Equity Interests to employees, officers, directors or consultants of the Company or any of its Restricted Subsidiaries (including pursuant to the exercise of stock options) that occur during such calendar year (to the extent such Net Cash Proceeds are not applied to the payment of a Restricted Payment pursuant to clauses (2) or (5) above); provided further that the Net Cash Proceeds from such sales described in clause (y) above shall be excluded from the calculation of the basket under clause (3)(b) of the immediately preceding paragraph; or

             (b) prepayment of interest or other cash payments in connection with the inducement of conversions of the Company's outstanding (x) 3% Convertible Senior Subordinated Notes due 2006 or (y) 5 3/4% Convertible Subordinated Notes due 2005, in an aggregate amount not to exceed $10.0 million since the date of the Indenture;

          (7) the payment of dividends on Disqualified Stock the issuance of which was permitted by the Indenture;

          (8) the retirement of any shares of Disqualified Stock by conversion into, or by exchange for, shares of Disqualified Stock, or out of the net cash proceeds of the substantially concurrent sale (other than to a

     Restricted Subsidiary of the Company) of other Shares of Disqualified Stock the issuance of which is permitted by the Indenture;

          (9) payments on account of fractional shares;

          (10) repurchases of Equity Interests deemed to occur upon the exercise of stock options;

          (11) the payment of a dividend on the Company's issued and outstanding Equity Interests (other than Disqualified Stock) of up to $0.045 per share (as adjusted for stock splits or similar transactions after the date of the Indenture) per quarter; and

          (12) other Restricted Payments in an amount, when taken together with all other Restricted Payments made pursuant to this clause (12) since the date of the Indenture, not to exceed $15.0 million.

     The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued to or by the Company or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of anything that is required to be valued by this covenant shall be determined in good faith by the Board of Directors whose resolution with respect thereto shall be delivered to the Trustee. The Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the fair market value exceeds $10.0 million. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this "Restricted Payments" covenant were computed, together with a copy of any fairness opinion or appraisal required by the Indenture.

Incurrence of Indebtedness and Issuance of Preferred Stock

     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired
Debt), and the Company will not issue any Disqualified Stock and the Company will not permit any of its Restricted Subsidiaries to issue any Disqualified Stock or preferred stock; provided, however, that the Company and any Guarantor may incur Indebtedness (including Acquired Debt) or issue shares of Disqualified Stock or preferred stock, if the Fixed Charge Coverage Ratio on the date of such incurrence or issuance for the Company's most recently ended four full fiscal quarters for which internal financial statements are available would have been at least 2.50 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or Disqualified Stock or preferred stock has been issued at the beginning of such four-quarter period.

     The first paragraph of this covenant will not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

          (1) the incurrence by Alpharma Operating Corporation of Indebtedness under Credit Facilities (and the incurrence by the Guarantors and the Company of guarantees thereof) in an aggregate principal amount then classified as having been incurred pursuant to this clause (1) at any one time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder) not to exceed $900.0 million less the aggregate amount of all Net Proceeds of Asset Sales applied by the Company or any Restricted Subsidiary to repay any Indebtedness under Credit Facilities (and, in the case of any revolving credit Indebtedness under Credit Facilities, to effect a corresponding commitment reduction thereunder) pursuant to the covenant "-- Repurchases at the Option of Holder -- Asset Sales";

          (2) the incurrence by the Company and any Restricted Subsidiary of the Existing Indebtedness;

          (3) the incurrence by the Company and the Guarantors of Indebtedness represented by the existing notes and the related Note Guarantees to be issued on the date of the Indenture and the exchange notes and the related Note Guarantees to be issued in the exchange offer;

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

          (4) so long as no Default shall have occurred and be continuing or would be caused thereby, the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the price or the cost of construction or improvement of property, plant or equipment used in the business of the Company or such Restricted Subsidiary (including through the purchase of Capital Stock of a Person engaged in a Permitted Business), in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness then classified as having been incurred pursuant to this clause (4), not to exceed $25.0 million at any time outstanding;

          (5) so long as no Default shall have occurred and be continuing or would be caused thereby, the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness (other than intercompany Indebtedness) that was permitted by the Indenture to be incurred under the first paragraph of this covenant or clauses (2), (3), (4), (5), (12), (15) or (17) of this paragraph;

          (6) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided, however, that:

             (a) if the Company or any Guarantor is the obligor on such Indebtedness and such Indebtedness is payable to a Restricted Subsidiary that is not a Guarantor, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations with respect to the exchange notes, in the case of the Company, or the Note Guarantee, in the case of a Guarantor; and

             (b) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary thereof and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary thereof, shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

          (7) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations that are not incurred for speculative purposes and are incurred for the purpose of fixing or hedging (a) interest rate risk with respect to any Indebtedness that is permitted by the terms of this Indenture to be outstanding, or (b) currency exchange rate risk with respect to any currency exchanges or (c) commodity risk;

          (8) so long as no Default shall have occurred and be continuing or would be caused thereby, (a) the guarantee by the Company or any of the Guarantors of Indebtedness the Company or any of its Restricted Subsidiaries or (b) the guarantee by a Restricted Subsidiary of the Company that is not a Guarantor of Indebtedness of another Restricted Subsidiary of the Company that is not a Guarantor, in each case that was permitted to be incurred by another provision of this covenant;

          (9) the accrual of interest, the accretion or amortization of original issue discount and the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms; provided, in each such case, that the amount thereof is included in Fixed Charges of the Company as accrued;

          (10) so long as no Default shall have occurred and be continuing or would be caused thereby, the incurrence by the Company's Unrestricted Subsidiaries of Non-Recourse Debt; provided, however, that if any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness by a Restricted Subsidiary of the Company that was not permitted by this clause
     (10);

          (11) so long as no Default shall have occurred and be continuing or would be caused thereby, Indebtedness incurred by a Foreign Restricted Subsidiary if at the time of such incurrence the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which

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

     internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred would have been at least
     2.75 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred at the beginning of such four-quarter period;

          (12) so long as no Default shall have occurred and be continuing or would be caused thereby, Indebtedness of Foreign Restricted Subsidiaries, in an aggregate principal amount at any one time classified as outstanding under this clause (12), including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness then classified as having been incurred pursuant to this clause (12), not to exceed $50.0 million;

          (13) Indebtedness consisting of customary indemnification, adjustments of purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business or assets;

          (14) Indebtedness incurred by the Company or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including without limitation to letters of credit in respect of workers' compensation claims or self-insurance, or other Indebtedness with respect to reimbursement type obligations regarding workers' compensation claims; provided, however, that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;

          (15) Indebtedness incurred by a Receivables Subsidiary in a Qualified Receivables Transaction that is not recourse to the Company or any of its Subsidiaries (except for Standard Securitization Undertakings);

          (16) Obligations in respect of performance and surety bonds and completion guarantees provided by the Company or any Restricted Subsidiary in an aggregate principal amount at any one time outstanding not to exceed $50 million; and

          (17) so long as no Default shall have occurred and be continuing or would be caused thereby, the incurrence by the Company or any Restricted Subsidiary of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time classified as outstanding under this clause (17), including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (17), not to exceed $25 million.

     For purposes of determining compliance with any restriction on the incurrence of Indebtedness where the Indebtedness incurred is not denominated in U.S. dollars, the amount of such Indebtedness will be the U.S. Dollar Equivalent determined on the date of incurrence of such Indebtedness; provided, however, that if any such Indebtedness not denominated in U.S. dollars is subject to a Hedging Obligation with respect to U.S. dollars covering all principal, premium, if any, and interest payable on such Indebtedness, the amount of such Indebtedness expressed in U.S. dollars will be as provided in such Hedging Obligation. The principal amount of any Permitted Refinancing Indebtedness incurred in the same currency as the Indebtedness being refinanced will be the U.S. Dollar Equivalent of the Indebtedness refinanced, except to the extent that
(i) such U.S. Dollar Equivalent was determined based on a Hedging Obligation, in which case the Permitted Refinancing Indebtedness will be determined in accordance with the preceding sentence, and (ii) the principal amount of the Permitted Refinancing Indebtedness exceeds the principal amount of the Indebtedness being refinanced, in which case the U.S. Dollar Equivalent of such excess will be determined on the date such Permitted Refinancing Indebtedness is incurred.

     For purposes of determining compliance with this "Incurrence of Indebtedness and Issuance of Preferred Stock" covenant, in the event that any proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (17) above, or is entitled to be incurred pursuant to the first paragraph of this covenant, the Company will be permitted to classify such item of Indebtedness on the date of its incurrence in any manner that complies with this covenant. In addition, the Company may, at any time, change the classification of an item of Indebtedness, or any portion thereof, to any other clause or to the first paragraph of this covenant, provided that the Company or a Restricted Subsidiary would be permitted to incur the item of Indebtedness, or portion of the item of Indebtedness, under the other clause or the first paragraph of this covenant, as the case may be, at the time of change of classification. Indebtedness under the Credit Agreement outstanding on the date on which exchange notes are first issued and authenticated under the Indenture shall be deemed to have been incurred on such date in reliance on the exception provided by clause (1) of the definition of Permitted Debt.

     Neither the Company nor any Guarantor will incur any Indebtedness that pursuant to its terms is subordinate or junior in right of payment to any Indebtedness unless such Indebtedness either is pari passu to the exchange notes and the Note Guarantees or subordinated in right of payment to the exchange notes and the Note Guarantees to the same extent; provided that Indebtedness will not be considered subordinate or junior in right of payment to any other Indebtedness solely by virtue of being unsecured or secured to a greater or lesser extent or with greater or lower priority.

Liens

     Other than Permitted Liens, the Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind securing Indebtedness or Attributable Debt upon any of their property or assets, now owned or hereafter acquired, unless all payments due under the Indenture and the exchange notes are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by a Lien.

Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries

     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or consensual restriction of any kind on the ability of any Restricted Subsidiary to:

          (1) pay dividends or make any other distributions on its Capital Stock to the Company or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Company or any of its Restricted Subsidiaries;

          (2) make loans or advances to the Company or any of its Restricted Subsidiaries; or

          (3) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

     However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:

          (1) Existing Indebtedness as in effect on the date of the Indenture and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive, taken as a whole, than those contained in such Existing Indebtedness, as in effect on the date of the Indenture;

          (2) the Indenture, the exchange notes and the Note Guarantees;

          (3) applicable law, rule, regulation or order;

          (4) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred or such Capital Stock was issued in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of the Indenture to be incurred;

          (5) customary non-assignment provisions in any lease, license or other contract entered into in the ordinary course of business and consistent with past practices;

          (6) purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired of the nature described in clause (3) of the preceding paragraph;

          (7) any agreement for the sale or other disposition of a Restricted Subsidiary or all or substantially all of its assets, to the extent that such agreement restricts distributions by that Restricted Subsidiary pending such sale or other disposition;

          (8) Permitted Refinancing Indebtedness; provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

          (9) Liens securing Indebtedness that limit the right of the debtor to dispose of the assets subject to such Lien;

          (10) encumbrances or restrictions under Credit Facilities (including those under the Credit Agreement as in effect on the date of the Indenture) and any amendments, modifications, restatements, renewals, supplements, replacements or refinancings thereof; provided that the encumbrances and restrictions contained in such amendments, modifications, restatements, renewals, supplements, replacements or refinancings are not more restrictive, taken as a whole, than those contained in the Credit Agreement as in effect on the date of the Indenture;

          (11) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, stock sale agreements and other similar agreements entered into in the ordinary course of business;

          (12) restrictions on cash or other deposits or net worth imposed by customers whose contracts are entered into in the ordinary course of business; and

          (13) any Purchase Money Note or other Indebtedness or other contractual requirements of a Receivables Subsidiary in connection with a Qualified Receivables Transaction; provided, however, that such restrictions apply only to such Receivables Subsidiary.

Merger, Consolidation or Sale of Assets

     The Company will not, and will not permit any of its Restricted Subsidiaries which, singly or together with other Restricted Subsidiaries, represents all or substantially all of the assets of the Company and its Restricted Subsidiaries on a consolidated basis, directly or indirectly, to (1) consolidate or merge with or into another Person (whether or not the Company or such Restricted Subsidiary is the surviving corporation); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or its Subsidiaries, in each case taken as a whole, in one or more related transactions, to another Person; unless:

          (1) either: (a) the Company or such Restricted Subsidiary, as the case may be, is the surviving corporation; or (b) the Person formed by or surviving any such consolidation or merger (if other than the Company or such Restricted Subsidiary) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

          (2) the Person formed by or surviving any such consolidation or merger (if other than the Company or such Restricted Subsidiary) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of the Company or such Restricted Subsidiary (if such Restricted Subsidiary is a Guarantor), as the case may be, under the exchange notes, the Indenture and the Registration Rights Agreement pursuant to agreements reasonably satisfactory to the Trustee;

          (3) immediately after such transaction no Default or Event of Default exists; and

          (4) if such transaction involves the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company, as the case may be), or to which such sale, assignment, transfer, conveyance or other disposition shall have been made:

             (a) will have a Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction; and

             (b) will, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the covenant described above under the caption "-- Incurrence of Indebtedness and Issuance of Preferred Stock."

     In addition, none of the Company or any Restricted Subsidiary which, singly or together with other Restricted Subsidiaries, represents all or substantially all of the assets of the Company and its Restricted Subsidiaries on a consolidated basis may, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. This "Merger, Consolidation or Sale of Assets" covenant will not apply to (a) a sale, assignment, transfer, lease, conveyance or other disposition of assets between or among the Company and any of its Restricted Subsidiaries; or
(b) a merger between or among the Company and any Affiliate of the Company solely for the purpose of reincorporating the Company in another jurisdiction.

Transactions with Affiliates

     The Company will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

          (1) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

          (2) the Company delivers to the Trustee:

             (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $3.0 million, a resolution of the Board of Directors of the Company set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this covenant and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Audit Committee of the Board of Directors (or, if no such committee exists, by a majority of the disinterested members of the Board of Directors); and

             (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $15.0 million, an opinion as to the fairness to the Company or such Restricted Subsidiary of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

     The following items shall be deemed not to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph:

          (1) any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Restricted Subsidiary;

          (2) transactions between or among the Company and/or its Restricted Subsidiaries; provided no Person that is a beneficial holder of 10% or more of any class of Equity Interests of the Company at any time outstanding or any officer or director of the Company or any Restricted Subsidiary directly or indirectly beneficially owns any Equity Interests of such Restricted Subsidiary;

          (3) payment of reasonable directors fees and indemnities or other similar arrangements for officers, directors, employees and consultants;

          (4) sales of Equity Interests (other than Disqualified Stock) to Affiliates of the Company;

          (5) Restricted Payments that are permitted by the provisions of the Indenture described above under the caption "-- Restricted Payments";

          (6) transactions between the Company or a Restricted Subsidiary, on the one hand, and a Receivables Subsidiary, on the other hand, in connection with a Qualified Receivables Transaction; and

          (7) agreements or arrangements in existence on the date of the Indenture as the same may be amended, modified or replaced from time to time, so long as any such amendment, modification or replacement is no less favorable to the Company and its Restricted Subsidiaries than the agreement or arrangement in existence on the date of the Indenture.

Additional Note Guarantees

     If on or after the date of the Indenture either (a) the Company or any of its Restricted Subsidiaries acquires or creates another Domestic Subsidiary that is not an Immaterial Subsidiary or (b) any Domestic Subsidiary that is an Immaterial Subsidiary ceases to be an Immaterial Subsidiary, then that Domestic Subsidiary must become a Guarantor and execute a supplemental indenture within 10 Business Days of the date of such event.

Designation of Restricted and Unrestricted Subsidiaries

     The Board of Directors of the Company may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so designated will be deemed to be a Restricted Investment made as of the time of such designation and that designation will only be permitted if such Investment would be permitted at that time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (1) such Indebtedness is permitted under the covenant described under the caption "-- Certain Covenants -- Incurrence of Indebtedness and Issuance of Preferred Stock," calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period; and (2) no Default or Event of Default would be in existence following such designation.

Sale and Leaseback Transactions

     The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company or any Restricted Subsidiary may enter into a sale and leaseback transaction if:

          (1) The Company or that Restricted Subsidiary, as applicable, could have incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction under the Fixed Charge Coverage Ratio test in the first paragraph of the covenant described above under the caption "-- Incurrence of Indebtedness and Issuance of Preferred Stock";

          (2) the gross cash proceeds of that sale and leaseback transaction are at least equal to the fair market value, as determined in good faith by the Board of Directors of the Company and set forth in an Officers' Certificate delivered to the Trustee, of the property that is the subject of that sale and leaseback transaction; and

          (3) the transfer of assets in that sale and leaseback transaction is permitted by, and the Company or such Restricted Subsidiary applies the proceeds of such transaction in compliance with, the covenant described above under the caption "-- Repurchase at the Option of Holders -- Asset Sales."

Limitation on Issuances and Sales of Equity Interests in Restricted Subsidiaries

     The Company will not, and will not permit any of its Restricted Subsidiaries to, issue, transfer, convey, sell, lease or otherwise dispose of any Equity Interests in any Restricted Subsidiary of the Company to any Person (other than the Company or a Restricted Subsidiary of the Company), unless:

          (1) immediately after giving effect to such transfer, conveyance, sale, lease or other disposition, such Restricted Subsidiary would either
     (i) no longer constitute a Restricted Subsidiary, in which event immediately after giving effect to such transfer, conveyance, sale, lease or other disposition, any Investment in such Person remaining after giving effect to such transfer, conveyance, sale, lease or other disposition would have been permitted to be made under the covenant described under the caption "Restricted Payments" if made on the date of such transfer, conveyance, sale, lease or other disposition, or (ii) continue to be a Restricted Subsidiary of the Company; and

          (2) the cash Net Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with the covenant described above under the caption "-- Repurchase at the Option of Holders -- Asset Sales."

Limitations on Issuances of Guarantees of Indebtedness

     The Company will not permit any of its Restricted Subsidiaries, directly or indirectly, to Guarantee, pledge any assets to secure the payment of, or assume or in any other manner become liable with respect to, any other Indebtedness of the Company unless such Restricted Subsidiary is a Guarantor or simultaneously executes and delivers a supplemental indenture providing for the Guarantee (a "Subsidiary Guarantee") of payment of the exchange notes by such Restricted Subsidiary, which Guarantee shall be senior to or pari passu with such Subsidiary's Guarantee of or pledge to secure such other Indebtedness; provided that this paragraph shall not be applicable to any guarantee of any Restricted Subsidiary that existed at the time such Person became a Restricted Subsidiary and was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary.

     Notwithstanding the preceding paragraph, any Note Guarantee will provide by its terms that it will be automatically and unconditionally released and discharged under the circumstances described above under the caption "-- Note Guarantees." The form of the Note Guarantee will be attached as an exhibit to the Indenture.

Business Activities

     The Company will not, and will not permit any Restricted Subsidiary to, engage in any business other than Permitted Businesses and certain ancillary businesses.

Payments for Consent

     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of exchange notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture or the exchange notes unless such consideration is offered to be paid and is paid to all Holders of the exchange notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

Reports

     Whether or not required by the SEC, so long as any exchange notes are outstanding, the Company will furnish to the Holders of exchange notes, within the time periods specified in the SEC's rules and regulations:

          (1) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by the Company's independent registered certified public accounting firm; and

          (2) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports.

     In addition, whether or not required by the SEC, the Company will file a copy of all of the information and reports referred to in clauses (1) and (2) above with the SEC for public availability within the time periods specified in the SEC's rules and regulations (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, the Company and the Note Guarantors have agreed that, for so long as any exchange notes remain outstanding, they will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

     If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in "Management's Discussion and Analysis of Financial Condition and Results of Operations," of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

EVENTS OF DEFAULT AND REMEDIES

     Each of the following is an Event of Default:

          (1) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the exchange notes;

          (2) default in payment when due of the principal of, or premium, if any, on the exchange notes;

          (3) failure by the Company, or any of its Restricted Subsidiaries, to comply with the provisions described under the captions "-- Repurchase at the Option of Holders -- Change of Control," "-- Repurchase at the Option of Holders -- Asset Sales" or "-- Certain Covenants -- Merger, Consolidation or Sale of Assets";

          (4) failure by the Company or any of its Restricted Subsidiaries to perform or comply with any covenant or agreement of the Company or any of its Restricted Subsidiaries in the exchange notes or the Indenture continued for 60 days after written notice from the Trustee or Holders of at least 25% in principal amount of the then outstanding existing notes and exchange notes on an aggregated basis;

          (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default:

             (a) is caused by a failure to make any payment when due at the final maturity of such Indebtedness (a "Payment Default"); or

             (b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more;

          (6) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $10.0 million (unless covered by insurance provided by a nationally-recognized and reputable insurance company), which judgments are not paid, discharged or stayed for a period of 60 days;

          (7) except as permitted by the Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Note Guarantee; and

          (8) certain events in bankruptcy or insolvency with respect to the Company or any of its Restricted Subsidiaries that are Significant Subsidiaries.

     In the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company or any of its Restricted Subsidiaries that is a Significant Subsidiary, all outstanding exchange notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding existing notes and exchange notes on an aggregated basis may declare all the existing notes and exchange notes to be due and payable immediately by notice in writing to the Company specifying the Event of Default.

     In the event of a declaration of acceleration of the existing notes and exchange notes because an Event of Default has occurred and is continuing as a result of the acceleration of any Indebtedness described in clause (5) of the preceding paragraph, the declaration of acceleration of the existing notes and exchange notes shall be automatically annulled if the holders of any Indebtedness described in clause (5) of the preceding paragraph have rescinded the declaration of acceleration in respect of the Indebtedness within 30 days of the date of the declaration and if:

          (1) the annulment of the acceleration of existing notes and exchange notes would not conflict with any judgment or decree of a court of competent jurisdiction; and

          (2) all existing Events of Default, except nonpayment of principal or interest on the existing notes and exchange notes that became due solely because of the acceleration of the existing notes and exchange notes, have been cured or waived.

     Holders of the exchange notes may not enforce the Indenture or the exchange notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding existing notes and exchange notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the exchange notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or Liquidated Damages) if it determines that withholding notice is in their interest.

     The Holders of a majority in aggregate principal amount of the existing notes and exchange notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the existing notes and exchange notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or Liquidated Damages on, or the principal of, the existing notes and exchange notes.

     In the case of any Event of Default occurring by reason of any willful action or inaction taken or not taken by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the exchange pursuant to the provisions of the Indenture concerning optional redemption on and after May 1, 2007, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the exchange notes. With respect to periods prior to May 1, 2007, if an Event of Default occurs during any time that the exchange notes are outstanding, by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the exchange notes pursuant to the provisions of the Indenture concerning optional redemption prior to May 1, 2007, then the premium specified in the Indenture as being payable upon an optional redemption prior to May 1, 2007 shall also become immediately due and payable to the extent permitted by law upon the acceleration of the exchange notes.

     The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture. Upon becoming aware of any Default or Event of Default, the Company is required to deliver to the Trustee a statement specifying such Default or Event of Default.

NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

     No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or the Guarantors under the exchange notes, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of exchange notes by accepting an exchange note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the exchange notes. The waiver may not be effective to waive liabilities under the federal securities laws.

LEGAL DEFEASANCE AND COVENANT DEFEASANCE

     The Company may, at its option and at any time, elect to have all of its obligations discharged with respect to the outstanding exchange notes and all obligations of the Guarantors discharged with respect to their Note Guarantees ("Legal Defeasance") except for:

          (1) the rights of Holders of outstanding exchange notes to receive payments in respect of the principal of, or interest or premium and Liquidated Damages, if any, on such exchange notes when such payments are due from the trust referred to below;

          (2) the Company's obligations with respect to the exchange notes concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;

          (3) the rights, powers, trusts, duties and immunities of the Trustee, and the Company's and the Guarantor's obligations in connection therewith; and

          (4) the Legal Defeasance provisions of the Indenture.

     In addition, the Company may, at its option and at any time, elect to have the obligations of the Company and the Guarantors released with respect to certain covenants that are described in the Indenture ("Covenant Defeasance") and thereafter any omission to comply with those covenants shall not constitute a Default or Event of Default with respect to the exchange notes. In the event Covenant Defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under "Events of Default" will no longer constitute an Event of Default with respect to the exchange notes.

     In order to exercise either Legal Defeasance or Covenant Defeasance:

          (1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the exchange notes, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, or interest and premium and Liquidated Damages, if any, on the outstanding exchange notes on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the exchange notes are being defeased to maturity or to a particular redemption date;

          (2) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding exchange notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (3) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Holders of the outstanding exchange notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

          (4) no Default or Event of Default shall have occurred and be continuing either: (a) on the date of such deposit; or (b) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

          (5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

          (6) the Company must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of exchange notes over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

          (7) the Company must deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

AMENDMENT, SUPPLEMENT AND WAIVER

     Except as provided in the next two succeeding paragraphs, the Indenture or the exchange notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the existing notes and exchange notes then outstanding on an aggregated basis (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, existing notes and exchange notes), and any existing default or compliance with any provision of the Indenture or the exchange notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding existing notes and exchange notes on an aggregated basis (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, existing notes and exchange notes).

     Without the consent of each Holder affected, an amendment or waiver may not (with respect to any exchange notes held by a non-consenting Holder):

          (1) reduce the principal amount of exchange notes whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the principal of or change the fixed maturity of any exchange notes or alter the provisions, or waive any payment, with respect to the redemption of the exchange notes;

          (3) reduce the rate of or change the time for payment of interest on any exchange note;

          (4) waive a Default or Event of Default in the payment of principal of, or interest or premium, or Liquidated Damages, if any, on the exchange notes (except a rescission of acceleration of the existing notes and exchange notes by the Holders of at least a majority in aggregate principal amount of the existing notes and exchange notes and a waiver of the payment default that resulted from such acceleration);

          (5) make any exchange note payable in money other than U.S. dollars;

          (6) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of exchange notes to receive payments of principal of, or interest or premium or Liquidated Damages, if any, on the exchange notes;

          (7) release any Guarantor from any of its obligations under its Note Guarantee or the Indenture;

          (8) impair the right to institute suit for the enforcement of any payment on or with respect to the exchange notes or the Note Guarantees;

          (9) amend, change or modify the obligation of the Company to make and consummate an Asset Sale Offer with respect to any Asset Sale in accordance with the "Repurchase at the Option of Holders -- Asset Sales" covenant or the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with the "Repurchase at the Option of Holders -- Change of Control" covenant, including, in each case, amending, changing or modifying any definition relating thereto;

          (10) amend or modify any of the provisions of the Indenture or the related definitions affecting the ranking of the exchange notes or any Note Guarantee in any manner adverse to the holders of the exchange notes or any Note Guarantee; provided that the ranking of any Indebtedness (including the exchange notes) will not be changed solely by virtue of being unsecured or secured to a greater or lesser extent or with greater or lower priority than any other Indebtedness; or

          (11) make any change in the preceding amendment and waiver provisions.

     Notwithstanding the preceding, without the consent of any Holder of exchange notes, the Company, the Guarantors and the Trustee may amend or supplement the Indenture or the exchange notes:

          (1) to cure any ambiguity, defect or inconsistency;

          (2) to provide for uncertificated exchange notes in addition to or in place of certificated exchange notes;

          (3) to provide for the assumption of the Company's or any Guarantor's obligations to Holders of exchange notes in the case of a merger or consolidation or sale of all or substantially all of the Company's or such Guarantor's assets;

          (4) to make any change that would provide any additional rights or benefits to the Holders of exchange notes or that does not adversely affect the legal rights under the Indenture of any such Holder;

          (5) to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act;

          (6) to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture as of its date; or

          (7) to allow any Guarantor to execute a supplemental Indenture and a Note Guarantee with respect to the exchange notes.

SATISFACTION AND DISCHARGE

     The Indenture will be discharged and will cease to be of further effect as to all exchange notes issued thereunder, when:

          (1) either:

             (a) all exchange notes that have been authenticated (except lost, stolen or destroyed exchange notes that have been replaced or paid and exchange notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company) have been delivered to the Trustee for cancellation; or

             (b) all exchange notes that have not been delivered to the Trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise or will become due and payable within one year and the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the exchange notes not delivered to the Trustee for cancellation for principal, premium and Liquidated Damages, if any, and accrued interest to the date of maturity or redemption;

          (2) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound;

          (3) the Company or any Guarantor has paid or caused to be paid all sums payable by it under the Indenture; and

          (4) the Company has delivered irrevocable instructions to the Trustee under the Indenture to apply the deposited money toward the payment of the exchange notes at maturity or the redemption date, as the case may be.

     In addition, the Company must deliver an Officers' Certificate and an Opinion of Counsel (which opinion may be subject to customary assumptions and exclusions) to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

CONCERNING THE TRUSTEE

     If the Trustee becomes a creditor of the Company or any Guarantor, the Indenture limits its right to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest, it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign.

     The Holders of a majority in principal amount of the then outstanding existing notes and exchange notes on an aggregated basis will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, subject to certain exceptions. The Indenture provides that, in case an Event of Default shall occur and be continuing, the Trustee will be required, in the exercise of its power, to use the degree of care of a prudent person in the conduct of such person's own affairs. Subject to such provisions, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request of any Holder of exchange notes, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

ADDITIONAL INFORMATION

     Anyone who receives this prospectus may obtain a copy of the Indenture without charge by writing to Alpharma Inc., One Executive Drive, Fort Lee, New Jersey 07024, Attention: Chief Legal Officer.

BOOK-ENTRY, DELIVERY AND FORM

     The existing notes are, and the exchange notes will be, issued in the form of one or more global certificates, known as "global notes." The global notes will be deposited on the date of the acceptance for exchange of the existing notes and the issuance of the exchange notes with, or behalf of, DTC and registered in the name of Cede & Co., as DTC's nominee.

     Exchange notes that are issued as described below under "Exchange of Global Notes for Certificated Notes" will be issued in the form of registered definitive certificates, known as "certificated notes." Upon the transfer of certificated notes, such certificated notes may, unless the global notes have previously been exchanged for certificated notes, be exchanged for an interest in the global notes representing the principal amount of exchange notes being transferred.

     Persons holding interests in the global notes may hold their interests directly through DTC, or indirectly through organizations which are participants in DTC.

DEPOSITORY PROCEDURES

     The following description of the operations and procedures of DTC, Euroclear and Clearstream are provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them. The Company takes no responsibility for these operations and procedures and urges investors to contact the system or their participants directly to discuss these matters.

     DTC has advised the Company that DTC is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the "Participants") and to facilitate the clearance and settlement of transactions in those securities between Participants through electronic book-entry changes in accounts of its Participants. The Participants include securities brokers and dealers (including the Initial Purchasers), banks, trust companies, clearing corporations and certain other organizations. Access to DTC's system is also available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (collectively, the "Indirect Participants"). Persons who are not Participants may beneficially own securities held by or on behalf of DTC only through the Participants or the Indirect Participants. The ownership interests in, and transfers of ownership interests in, each security held by or on behalf of DTC are recorded on the records of the Participants and Indirect Participants.

     DTC has also advised the Company that, pursuant to procedures established by it:

          (1) upon deposit of the Global Notes, DTC will credit the accounts of Participants designated by the Initial Purchasers with portions of the principal amount of the Global Notes; and

          (2) ownership of these interests in the Global Notes will be shown on, and the transfer of ownership thereof will be effected only through, records maintained by DTC (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interest in the Global Notes).

     Investors in the Global Notes who are Participants in DTC's system may hold their interests therein directly through DTC. Investors in the Global Notes who are not Participants may hold their interests therein indirectly through organizations (including Euroclear and Clearstream) which are Participants in such system. Euroclear and Clearstream will hold interests in the Regulation S Global Notes on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositories, which are Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, and Citibank, N.A., as operator of Clearstream. All interests in a Global Note, including those held through

Euroclear or Clearstream, may be subject to the procedures and requirements of DTC. Those interests held through Euroclear or Clearstream may also be subject to the procedures and requirements of such systems. The laws of some states require that certain Persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in a Global Note to such Persons will be limited to that extent. Because DTC can act only on behalf of Participants, which in turn act on behalf of Indirect Participants, the ability of a Person having beneficial interests in a Global Note to pledge such interests to Persons that do not participate in the DTC system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.

     EXCEPT AS DESCRIBED BELOW, OWNERS OF AN INTEREST IN THE GLOBAL NOTES WILL NOT HAVE EXCHANGE NOTES REGISTERED IN THEIR NAMES, WILL NOT RECEIVE PHYSICAL DELIVERY OF EXCHANGE NOTES IN CERTIFICATED FORM AND WILL NOT BE CONSIDERED THE REGISTERED OWNERS OR "HOLDERS" THEREOF UNDER THE INDENTURE FOR ANY PURPOSE.

     Payments in respect of the principal of, and interest and premium and Liquidated Damages, if any, on a Global Note registered in the name of DTC or its nominee will be payable to DTC in its capacity as the registered Holder under the Indenture. Under the terms of the Indenture, the Company and the Trustee will treat the Persons in whose names the exchange notes, including the Global Notes, are registered as the owners thereof for the purpose of receiving payments and for all other purposes. Consequently, neither the Company, the Trustee nor any agent of the Company or the Trustee has or will have any responsibility or liability for:

          (1) any aspect of DTC's records or any Participant's or Indirect Participant's records relating to or payments made on account of beneficial ownership interest in the Global Notes or for maintaining, supervising or reviewing any of DTC's records or any Participant's or Indirect Participant's records relating to the beneficial ownership interests in the Global Notes; or

          (2) any other matter relating to the actions and practices of DTC or any of its Participants or Indirect Participants.

     DTC has advised the Company that its current practice, upon receipt of any payment in respect of securities such as the exchange notes (including principal and interest), is to credit the accounts of the relevant Participants with the payment on the payment date unless DTC has reason to believe it will not receive payment on such payment date. Each relevant Participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the relevant security as shown on the records of DTC. Payments by the Participants and the Indirect Participants to the beneficial owners of exchange notes will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and will not be the responsibility of DTC, the Trustee or the Company. Neither the Company nor the Trustee will be liable for any delay by DTC or any of its Participants in identifying the beneficial owners of the exchange notes, and the Company and the Trustee may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.

     Transfers between Participants in DTC will be effected in accordance with DTC's procedures, and will be settled in same-day funds, and transfers between participants in Euroclear and Clearstream will be effected in accordance with their respective rules and operating procedures.

     Subject to compliance with the transfer restriction applicable to the exchange notes described herein, cross-market transfers between the Participants in DTC, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected through DTC in accordance with DTC's rules on behalf of Euroclear or Clearstream, as the case may be, by its respective depositary; however, such cross-market transactions will require delivery of instructions to Euroclear or Clearstream, as the case may be, by the counterparty in such system in accordance with the rules and procedures and within the established deadlines (Brussels time) of such system. Euroclear or Clearstream, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its respective depositary to take action to effect final settlement on its behalf by delivering or receiving interests in the relevant Global Note in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC.

Euroclear participants and Clearstream participants may not deliver instructions directly to the depositories for Euroclear or Clearstream.

     DTC has advised the Company that it will take any action permitted to be taken by a Holder of exchange notes only at the direction of one or more Participants to whose account DTC has credited the interests in the Global Notes and only in respect of such portion of the aggregate principal amount of the exchange notes as to which such Participant or Participants has or have given such direction. However, if there is an Event of Default under the exchange notes, DTC reserves the right to exchange the Global Notes for legended exchange notes in certificated form, and to distribute such exchange notes to its Participants.

     Although DTC, Euroclear and Clearstream have agreed to the foregoing procedures to facilitate transfers of interests in the global notes among participants in DTC, Euroclear and Clearstream, they are under no obligation to perform or to continue to perform such procedures, and may discontinue such procedures at any time. Neither the Company nor the Trustee nor any of their respective agents will have any responsibility for the performance by DTC, Euroclear or Clearstream or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

EXCHANGE OF GLOBAL NOTES FOR CERTIFICATED NOTES

     A Global Note is exchangeable for definitive exchange notes in registered certificated form ("Certificated Notes") if:

          (1) DTC (a) notifies the Company that it is unwilling or unable to continue as depositary for the Global Notes and the Company fails to appoint a successor depositary or (b) has ceased to be a clearing agency registered under the Exchange Act;

          (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Certificated Notes; or

          (3) there shall have occurred and be continuing a Default or Event of Default with respect to the exchange notes.

     In addition, beneficial interests in a Global Note may be exchanged for Certificated Notes upon prior written notice given to the Trustee by or on behalf of DTC in accordance with the Indenture. In all cases, Certificated Notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depositary (in accordance with its customary procedures) and will bear the applicable restrictive legend unless that legend is not required by applicable law.

EXCHANGE OF CERTIFICATED NOTES FOR GLOBAL NOTES

     Certificated Notes may not be exchanged for beneficial interests in any Global Note unless the transferor first delivers to the Trustee a written certificate (in the form provided in the Indenture) to the effect that such transfer will comply with the appropriate transfer restrictions applicable to such exchange notes.

SAME DAY SETTLEMENT AND PAYMENT

     The Company will make payments in respect of the exchange notes represented by the Global Notes (including principal, premium, if any, interest and Liquidated Damages, if any) by wire transfer of immediately available funds to the accounts specified by the Global Note Holder. The Company will make all payments of principal, interest and premium and Liquidated Damages, if any, with respect to Certificated Notes by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each such Holder's registered address. The exchange notes represented by the Global Notes are expected to be eligible to trade in the PORTAL market if a public market for the exchange notes is established and to trade in DTC's Same-Day Funds Settlement System, and any permitted secondary market trading activity in such exchange notes will, therefore, be required by DTC to be settled in immediately available funds. The Company expects that secondary trading in any Certificated Notes will also be settled in immediately available funds.

     Because of time zone differences, the securities account of a Euroclear or Cedel participant purchasing an interest in a Global Note from a Participant in DTC will be credited, and any such crediting will be reported to the relevant Euroclear or Cedel participant, during the securities settlement processing day (which must be a business day for Euroclear and Cedel) immediately following the settlement date of DTC. DTC has advised the Company that cash received in Euroclear or Cedel as a result of sales of interests in a Global Note by or through a Euroclear or Cedel participant to a Participant in DTC will be received with value on the settlement date of DTC but will be available in the relevant Euroclear or Cedel cash account only as of the business day for Euroclear or Cedel following DTC's settlement date.

CERTAIN DEFINITIONS

     Set forth below are certain defined terms used in the Indenture. Reference is made to the Indenture for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided.

     "Acquired Debt" means, with respect to any specified Person:

          (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

          (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

     "Asset Sale" means:

          (1) the sale, lease, conveyance or other disposition of any assets or rights; provided that the conveyance, transfer or leasing of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole will be governed by the provisions of the Indenture described above under the caption "-- Repurchase at the Option of Holders -- Change of Control" and/or the provisions described above under the caption "-- Certain Covenants -- Merger, Consolidation or Sale of Assets" and not by the provisions of the Asset Sale covenant; and

          (2) the issuance of Equity Interests by any of the Company's Restricted Subsidiaries or the sale of Equity Interests in any of its Restricted Subsidiaries.

     Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

          (1) any single transaction or series of related transactions that involves assets or Equity Interests having a fair market value of less than $2.0 million;

          (2) a transfer of assets between or among the Company and its Restricted Subsidiaries;

          (3) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

          (4) the sale or lease of equipment, inventory, accounts receivable or other assets in the ordinary course of business;

          (5) the sale or other disposition of cash or Cash Equivalents;

          (6) a Restricted Payment that is permitted by the covenant described above under the caption "-- Certain Covenants -- Restricted Payments";

          (7) the licensing of intellectual property to third Persons on customary terms in the ordinary course of business as determined by the Board of Directors of the Company in good faith;

          (8) any sale of accounts receivables or participations therein in connection with any Qualified Receivables Transaction;

          (9) the sale or lease of equipment, inventory or other assets in the ordinary course of business; and

          (10) the disposition of assets no longer used or useful in the business of the Company and its Restricted Subsidiaries.

     "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

     "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" shall have a corresponding meaning.

     "Board of Directors" means:

          (1) with respect to a corporation, the board of directors of the corporation;

          (2) with respect to a partnership, the board of directors of the general partner of the partnership; and

          (3) with respect to any other Person, the board or committee of such Person serving a similar function.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

     "Capital Stock" means:

          (1) in the case of a corporation, corporate stock;

          (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

          (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

          (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash Equivalents" means:

          (1) United States dollars;

          (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

          (3) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any bank that is party to the Credit Agreement as in effect on the date of the Indenture or any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of "B" or better;

          (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

          (5) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Rating Services and in each case maturing within one year after the date of acquisition; and

          (6) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (5) of this definition.

     "Change of Control" means the occurrence of any of the following:

          (1) the acquisition by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or any of its Restricted Subsidiaries, or any employee benefit plan of the Company or any of its Restricted Subsidiaries which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares of Common Stock of the Company or of Alpharma Operating Corporation sufficient to elect a majority of directors on the Board of Directors of the Company or of Alpharma Operating Corporation, as applicable;

          (2) persons who, as of the date of the Indenture, constitute the Board of Directors of the Company or of Alpharma Operating Corporation (in each case, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company or of Alpharma Operating Corporation, as applicable, provided that any person becoming a director of the Company or of Alpharma Operating Corporation, subsequent to the date of the Indenture, whose election, or nomination for election by the Company's or Alpharma Operating Corporation's stockholders, as the case may be, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board of the Company or Alpharma Operating Corporation, as applicable, shall be considered as though such person were a member of such Incumbent Board;

          (3) approval by the stockholders of the Company or of Alpharma Operating Corporation of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company or of Alpharma Operating Corporation immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, beneficially own shares sufficient to elect a majority of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

          (4) the adoption of a plan of liquidation or dissolution of the Company or of Alpharma Operating Corporation or the conveyance, transfer or leasing, in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Restricted Subsidiaries, or Alpharma Operating Corporation and its Restricted Subsidiaries, in each case taken as a whole, to any person; provided, however, that for the purpose of clauses (1) through (4) above, the terms "person," "entity" and "group" shall not be deemed to include (x) Industrier, (y) the stockholders of Industrier in the case of a distribution of shares of capital stock of the Company beneficially owned by Industrier to the stockholders of Industrier, unless a Change of Control of Industrier has occurred or occurs concurrently with such a distribution, or in a series of related transactions of which such distribution is a part (determined without regard to the exclusion for stockholders of Industrier provided for in this clause (y) of this proviso), provided that the exclusion for stockholders of Industrier provided for in this clause (y) shall not apply to any subsequent acquisition of shares of Common Stock of the Company by any such person (other than any of the persons described in clause (z) below) or (z) the Principal, any EWS

     Party, or any trust or other similar arrangement for the benefit of any EWS Party or any corporation or other person or entity controlled by one or more EWS Parties, or any group controlled by one or more EWS Parties. For purposes of the above sentence, a "liquidation" or "dissolution" shall not be deemed to include any transfer of the Company's property solely to any of the persons described in clauses (x), (y) and (z) of the proviso in such sentence and (ii) a "Change of Control of Industrier" shall be determined in accordance with this definition of "Change of Control" (without regard to clauses (x) and (y) in the proviso of the preceding sentence), with each reference to the Company in such definition being deemed to refer to Industrier.

     "Consolidated Cash Flow" means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus:

          (1) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

          (2) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether or not paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income; plus

          (3) depreciation, amortization (including amortization or impairment of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; plus

          (4) extraordinary or nonrecurring charges decreasing such Consolidated Net Income for such period; plus

          (5) an amount equal to any extraordinary loss plus any net loss realized by such Person or any of its Restricted Subsidiaries in connection with (a) an Asset Sale or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries to the extent such losses were deducted in computing such Consolidated Net Income; plus

          (6) any noncapitalized transaction costs or charges incurred in connection with consummated acquisitions or divestitures occurring after the date of the Indenture to the extent incurred within six months prior to or after any such transaction; minus

          (7) non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue consistent with past practice,

in each case, on a consolidated basis and determined in accordance with GAAP.

     Notwithstanding the preceding, the provision for taxes based on the income or profits of, and the depreciation and amortization and other non-cash expenses of, a Restricted Subsidiary of the Company shall be added to Consolidated Net Income to compute Consolidated Cash Flow of the Company only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior governmental approval (that has not been obtained), and pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders.

     "Consolidated Net Income" means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:

          (1) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or a Restricted Subsidiary thereof;

          (2) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or pursuant to the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, provided that such exclusion shall not apply to the extent of any Net Income that such Restricted Subsidiary is permitted to advance to its shareholder as an intercompany loan;

          (3) for purposes of the covenant described under the caption
     "-- Restricted Payments", the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded;

          (4) the cumulative effect of a change in accounting principles shall be excluded; and

          (5) the Net Income (but not loss) of any Unrestricted Subsidiary shall be excluded, unless distributed to the specified Person or one of its Subsidiaries.

     "Consolidated Net Worth" means, with respect to any specified Person as of any date, the sum of:

          (1) the consolidated equity of the common stockholders of such Person and its consolidated Restricted Subsidiaries as of such date; plus

          (2) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends, unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock.

     "Credit Agreement" means that certain Credit Agreement, dated as of October 5, 2001, by and among Alpharma Operating Corporation, the Company, and certain of its U.S. subsidiaries named therein, Bank of America, N.A., as Initial Lender, Initial Issuing Bank, Swing Line Bank, Administrative Agent and Collateral Agent, Fleet National Bank, as Syndication Agent, Den Norske Bank and Union Bank of Norway, as Co-Documentation Agents, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, and the other Lenders named therein, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time, in whole or in part (including in connection with an increase in the amount of borrowings available thereunder (provided that any borrowings under such increased amount of availability are permitted under "Certain
Covenants -- Incurrence of Indebtedness and Issuance of Preferred Stock")).

     "Credit Facilities" means one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

     "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

     "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the exchange notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with the covenant described above under the caption "-- Certain Covenants -- Restricted Payments."

     "Domestic Subsidiary" means any direct or indirect Restricted Subsidiary of the Company that was formed under the laws of the United States or any state thereof or the District of Columbia or that guarantees or otherwise provides direct credit support for any Indebtedness of the Company.

     "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "Existing Indebtedness" means the aggregate principal amount of Indebtedness of the Company and its Restricted Subsidiaries (other than Indebtedness under the Credit Agreement) in existence on the date of the Indenture, until such amounts are repaid.

     "EWS Party" means any of the spouse, any heir or descendant of the Principal or the spouse of any such heir or descendant or the estate of the Principal.

     "Fixed Charge Coverage Ratio" means with respect to any specified Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, Guarantees, repays, repurchases or redeems any Indebtedness or issues, repurchases or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated and on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee, repayment, repurchase or redemption of Indebtedness, or such issuance, repurchase or redemption of preferred stock, and the use of the proceeds therefrom as if the same had occurred at the beginning of the applicable four-quarter reference period.

     In addition, for purposes of calculating the Fixed Charge Coverage Ratio:

          (1) acquisitions that have been made by the specified Person or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be given pro forma effect as if they had occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated on a pro forma basis in accordance with Regulation S-X under the Securities Act as in effect on the date of the Indenture;

          (2) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded; and

          (3) the Fixed Charges attributable to discontinued operations and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the specified Person or any of its Subsidiaries following the Calculation Date.

     "Fixed Charges" means, with respect to any specified Person for any period, the sum, without duplication, of:

          (1) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations; plus

          (2) the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

          (3) any interest expense on Indebtedness of another Person or distributions on trust-preferred or similar securities of another Person, in each case that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such Guarantee or Lien is called upon; plus

          (4) the product of (a) all dividends, whether paid or accrued and whether or not in cash, on any series of preferred stock or Disqualified Stock of such Person or any of its Restricted Subsidiaries, other than dividends on Equity Interests payable solely in Equity Interests of the Company (other than Disqualified Stock) or to the Company or a Restricted Subsidiary of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis.

     Notwithstanding anything to the contrary in this definition, the definition of "Fixed Charges" shall not include amortization of debt issuance costs.

     "Foreign Restricted Subsidiary" means a Restricted Subsidiary that is incorporated in a jurisdiction other than the United States or a State thereof or the District of Columbia and with respect to which more than 80% of any of its sales, earnings or assets (determined on a consolidated basis in accordance with GAAP) are located in, generated from or derived from operations located in territories outside of the United States of America and jurisdictions outside the United States of America.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entities as have been approved by a significant segment of the accounting profession, which are in effect on the date of the Indenture.

     "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

     "Guarantors" means:

          (1) each direct or indirect Domestic Subsidiary of the Company on the date of the Indenture, other than Trinida, Inc., A.L. Specialty Chemicals, Inc. and Danz Nutritionals Ltd.; and

          (2) any other subsidiary that executes a Note Guarantee in accordance with the provisions of the Indenture;

and their respective successors and assigns.

     "Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under:

          (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements;

          (2) agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates; and

          (3) agreements or arrangements designed to protect such Person against fluctuations in commodity prices.

     "Immaterial Subsidiary" means, as of any date of determination, any direct or indirect Subsidiary of the Company that on a consolidated basis with its Subsidiaries (i) has assets with an aggregate fair market value of less than $25,000 and (ii) had revenues of less than $25,000 during the latest 12 month period.

     "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent:

          (1) in respect of borrowed money;

          (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

          (3) in respect of bankers' acceptances;

          (4) representing Capital Lease Obligations;

          (5) in respect of the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or

          (6) representing any Hedging Obligations;

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and any guarantee of trust-preferred or similar securities by any Person, whether or not such guarantee is called and, to the extent not otherwise included, the Guarantee by the specified Person of any indebtedness of any other Person; provided that Indebtedness shall not include the pledge of Equity Interests of an Unrestricted Subsidiary to secure Non-Recourse Debt of such Unrestricted Subsidiary.

     The amount of any Indebtedness outstanding as of any date shall be:

          (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and

          (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

     "Industrier" means A.L. Industrier A.S.A., and its successors.

     "Investments" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made consistent with past practices), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Restricted Subsidiary not sold or

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disposed of in an amount determined as provided in the final paragraph of the covenant described above under the caption "-- Certain Covenants -- Restricted Payments." The acquisition by the Company or any Restricted Subsidiary of the Company of a Person that holds an Investment in a third Person shall be deemed to be an Investment by the Company or such Restricted Subsidiary in such third Person in an amount equal to the fair market value of the Investment held by the acquired Person in such third Person, determined as provided in the final paragraph of the covenant described above under the caption "-- Certain Covenants -- Restricted Payments."

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

     "Liquidated Damages" means the amount the Company is obligated to pay each Holder of existing notes in connection with certain defaults by the Company under the Registration Rights Agreement.

     "Make-Whole Premium" means, with respect to an exchange note on any date of redemption, the greater of (x) 1% of the principal amount of such exchange note or (y) the excess of (A) the present value at such date of redemption of (1) the redemption price of such exchange note at May 1, 2007 (such redemption price being described under "-- Optional Redemption") plus (2) all remaining required interest payments (exclusive of interest accrued and unpaid to the date of redemption) due on such exchange note through May 1, 2007, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (B) the then outstanding principal amount of such exchange note.

     "Net Income" means, with respect to any specified Person, the net income
(loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

          (1) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with: (a) any Asset Sale; or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

          (2) any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

     "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, and amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such Asset Sale and any reserve in respect of:

          (1) the sale price of such asset or assets established in accordance with GAAP; and

          (2) any liabilities associated with such asset or assets and retained by the Company or such Restricted Subsidiary after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction.

"Non-Recourse Debt" means Indebtedness:

          (1) as to which none of the Company or any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness),
     (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

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          (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness (other than the existing notes and the exchange notes) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

          (3) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries (other than the Equity Interests of an Unrestricted Subsidiary).

     "Note Guarantee" means a Guarantee of the exchange notes pursuant to the Indenture.

     "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

     "Permitted Business" means any business conducted or proposed to be conducted by the Company and its Restricted Subsidiaries on the date of the Indenture and other businesses reasonably related, complementary or ancillary thereto.

     "Permitted Investments" means:

          (1) any Investment in the Company or in a Restricted Subsidiary of the Company;

          (2) any Investment in Cash Equivalents;

          (3) any Investment by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment:

             (a) such Person becomes a Restricted Subsidiary of the Company; or

             (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company;

          (4) any Investment in an amount not in excess of the non-cash consideration from an Asset Sale that was made pursuant to and in compliance with the covenant described above under the caption
     "-- Repurchase at the Option of Holders -- Asset Sales";

          (5) any acquisition solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company;

          (6) Hedging Obligations;

          (7) any Investments received in compromise of obligations of other persons that were received by the Company or its Restricted Subsidiaries in the ordinary course of business, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy of any trade creditor or customer;

          (8) any Investment by the Company or any of its Restricted Subsidiaries in a Receivables Subsidiary or any Investment by a Receivables Subsidiary in any other Person in connection with a Qualified Receivables Transaction; provided, however, that each such Investment is in the form of a Purchase Money Note, an equity interest or interests in accounts receivable generated by the Company or any of its Restricted Subsidiaries; and

          (9) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (7) since the date of the Indenture, not to exceed $25.0 million.

     "Permitted Liens" means:

          (1) Liens on the assets of the Company, any Guarantor or any Restricted Subsidiary of the Company that is not a Domestic Subsidiary securing Indebtedness incurred under clauses (1), (12) or

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     (17) of the second paragraph under the covenant "Incurrence of Indebtedness and Issuance of Preferred Stock";

          (2) Liens in favor of the Company or any of its Restricted
     Subsidiaries;

          (3) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Restricted Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or the Restricted Subsidiary;

          (4) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company, provided that such Liens were in existence prior to the contemplation of such acquisition and do not extend to any property other than the property so acquired by the Company or the Restricted Subsidiary;

          (5) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clause (4) of the second paragraph of the covenant entitled "-- Certain Covenants -- Incurrence of Indebtedness and Issuance of Preferred Stock" covering only the assets acquired with such Indebtedness;

          (6) Liens existing on the date of the Indenture;

          (7) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;

          (8) Liens securing Permitted Refinancing Indebtedness where the Liens securing Indebtedness being refinanced were permitted under the Indenture;

          (9) any interest or title of a lessor under any Capital Lease Obligation;

          (10) Liens securing reimbursement obligations with respect to commercial letters of credit issued in the ordinary course of business consistent with past practices which encumber documents and other property relating to letters of credit and products and proceeds thereof;

          (11) Liens securing Hedging Obligations which relate to Indebtedness that is otherwise permitted under the Indenture;

          (12) Liens on assets of a Receivables Subsidiary arising in connection with a Qualified Receivables Transaction;

          (13) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; and

          (14) Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed $5.0 million at any one time outstanding.

     "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that:

          (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus all accrued interest thereon and the amount of any reasonably determined premium necessary to accomplish such refinancing and such reasonable expenses incurred in connection therewith);

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

          (2) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

          (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is either (x) Indebtedness under the Company's outstanding (A) 5 3/4% Convertible Subordinated Notes due 2005 or (B) 3% Convertible Senior Subordinated Notes due 2006, or (y) subordinated in right of payment to the exchange notes, such Permitted Refinancing Indebtedness is subordinated in right of payment to the exchange notes or the Note Guarantees (as the case may be) on terms at least as favorable to the Holders of exchange notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

          (4) such Indebtedness is incurred by the Company, a Guarantor or by the Restricted Subsidiary that is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded, provided that in the case of Indebtedness incurred to refinance the Company's outstanding 5 3/4% Convertible Subordinated Notes due 2005 or 3% Convertible Senior Subordinated Notes due 2006, such Indebtedness is incurred by the Company and is not guaranteed by any Restricted Subsidiary of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

     "Principal" means Einer W. Sissener.

     "Purchase Money Note" means a promissory note evidencing a line of credit, or evidencing other Indebtedness owed to, the Company or any of its Restricted Subsidiaries in connection with a Qualified Receivables Transaction, which note shall be repaid from cash available to the maker of such note, other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest, principal and other amounts owing to such investors and amounts paid in connection with the purchase of newly generated receivables.

     "Qualified Equity Offering" means (a) an offer and sale of Equity Interests (other than Disqualified Stock) of the Company pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company) or (b) any sale (other than to a Subsidiary) of Equity Interests (other than Disqualified Stock) of the Company so long as, at the time of consummation of such sale, the Company has a class of common equity securities registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act.

     "Qualified Receivables Transaction" means any transaction or series of transactions that may be entered into by the Company or any of its Restricted Subsidiaries pursuant to which the Company or any of its Restricted Subsidiaries may sell, convey or otherwise transfer to a Receivables Subsidiary or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Company or any of its Restricted Subsidiaries, and any assets related thereto, including all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets that are customarily transferred, or in respect of which security interests are customarily granted, in connection with asset securitization transactions involving accounts receivable.

     "Receivables Subsidiary" means a Subsidiary (other than a Guarantor) of the Company (1) all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more other such Wholly Owned Restricted Subsidiaries and (2) that engages in no activities other than in connection with the financing of accounts receivable and that is designated by the Board of Directors of the Company as a Receivables Subsidiary and

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

          (1) has no Indebtedness or other Obligations (contingent or otherwise) that:

             (a) are guaranteed by the Company or any of its Restricted Subsidiaries, other than contingent liabilities pursuant to Standard Securitization Undertakings;

             (b) are recourse to or obligate the Company or any of its Restricted Subsidiaries in any way other than pursuant to Standard Securitization Undertakings; or

             (c) subjects any property or assets of the Company or any of its Restricted Subsidiaries, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

          (2) has no contract, agreement, arrangement or undertaking (except in connection with a Purchase Money Note or Qualified Receivables Transaction) with the Company or any of its Restricted Subsidiaries other than those, the terms of which are no less favorable to the Company or such Restricted Subsidiaries than those that might be obtained at the time from Persons that are not Affiliates of the Company, other than fees payable in the ordinary course of business in connection with servicing accounts receivable; and

          (3) neither the Company nor any of its Restricted Subsidiaries has any obligation to maintain or preserve the Receivables Subsidiary's financial condition or cause the Receivables Subsidiary to achieve certain levels of operating results.

     Any such designation by the Board of Directors of the Company will be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors of the Company giving effect to such designation and an Officer's Certificate certifying, to the best of such officer's knowledge and belief after consulting with counsel, that such designation complied with the foregoing conditions.

     "Registration Rights Agreement" means that certain Registration Rights Agreement dated as of April 24, 2003 by and among the Company and the parties named therein.

     "Restricted Investment" means an Investment other than a Permitted Investment.

     "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

     "SEC" means the Securities and Exchange Commission.

     "Secured Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries secured by a Lien upon property of the Company or any of its Restricted Subsidiaries.

     "Significant Subsidiary" means any Restricted Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC as in effect on the date of the Indenture.

     "Standard Securitization Undertaking" means representations, warranties, covenants and indemnities entered into by the Company or any of its Restricted Subsidiaries that are reasonably customary in an accounts receivable transaction.

     "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

     "Subsidiary" means, with respect to any specified Person:

          (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

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

          (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or
     (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

     "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the date fixed for prepayment (or, if such Statistical Release is no longer published, any publicly available source for similar market data)) most nearly equal to the then remaining term of the exchange notes to May 1, 2007, provided, however, that if the then remaining term to May 1, 2007 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the then remaining term of the exchange notes to May 1, 2007 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

     "Unrestricted Subsidiary" means any Subsidiary of the Company that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors of the Company, but only to the extent that such Subsidiary:

          (1) has no Indebtedness other than Non-Recourse Debt;

          (2) is not party to any agreement, contract, arrangement or understanding with the Company or any of its Restricted Subsidiaries unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company;

          (3) is a Person with respect to which none of the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and

          (4) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries unless such guarantee or credit support is released upon such designation.

     Any designation of a Restricted Subsidiary of the Company as an Unrestricted Subsidiary shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors of the Company giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted by the covenant described above under the caption "-- Certain Covenants -- Restricted Payments." If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of the Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date and, if such Indebtedness is not permitted to be incurred as of such date under the covenant described under the caption "-- Certain Covenants -- Incurrence of Indebtedness and Issuance of Preferred Stock," the Company shall be in default of such covenant.

     "U.S. Dollar Equivalent" means with respect to any monetary amount in a currency other than U.S. dollars, at the time for determination thereof, the amount of U.S. dollars obtained by converting such foreign currency involved in such computation into U.S. dollars at the spot rate for the purchase of U.S. dollars with the applicable foreign currency as published in The Wall Street Journal in the "Exchange Rates" table under the heading "Currency Trading" on the date two Business Days prior to such determination.

     Except as described under "Certain Covenants -- Incurrence of Indebtedness and Issuance of Preferred Stock," whenever it is necessary to determine whether the Company has complied with any covenant in the

Indenture or a Default has occurred and an amount is expressed in a currency other than U.S. dollars, such amount will be treated as the U.S. Dollar Equivalent determined as of the date such amount was initially incurred in such currency.

     "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

     "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

          (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

          (2) the then outstanding principal amount of such Indebtedness.

     "Wholly Owned Restricted Subsidiary" of any specified Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares and shares required, by local law, to be owned by foreign nationals) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

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                UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion (including the opinion of counsel described below) is based upon current provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury regulations, judicial authority and administrative rulings and practice. There can be no assurance that the Internal Revenue Service (the "IRS") will not take a contrary view, and no ruling from the IRS has been or will be sought. Legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conditions set forth herein. Any such changes or interpretations may or may not be retroactive and could affect the tax consequences to holders. Certain holders (including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) may be subject to special rules not discussed below. We recommend that each holder consult such holder's own tax advisor as to the particular tax consequences of exchanging such holder's existing notes for exchange notes, including the applicability and effect of any state, local or foreign tax laws.

     Kirkland & Ellis LLP, our counsel, has advised us that in its opinion, the exchange of the existing notes for exchange notes pursuant to the exchange offer will not be treated as an "exchange" for federal income tax purposes because the exchange notes will not be considered to be a "significant modification" of the existing notes. Rather, the exchange notes received by a holder will be treated as a continuation of the existing notes in the hands of such holder. As a result, there will be no federal income tax consequences to holders exchanging the existing notes for exchange notes pursuant to the exchange offer.

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                              PLAN OF DISTRIBUTION

     Each broker-dealer that receives new securities for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for outstanding securities where such securities were acquired as a result of market-making activities or other trading activities. We have agreed that, starting on the effective date of the registration statement and ending on the close of business on the 180th day after such effective date or until the broker-dealer is no longer required to deliver a prospectus (whichever is earlier), we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

     We will not receive any proceeds from any sale of new securities by brokers-dealers. New securities received by broker-dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new securities. Any broker-dealer that resells new securities that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such new securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of new securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     We have agreed to pay all expenses incident to the exchange offer (including the expenses of one counsel for the holders of the outstanding securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the outstanding securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

     Prior to the exchange offer, there has not been any public market for the outstanding securities. The outstanding securities have not been registered under the Securities Act and will be subject to restrictions on transferability to the extent that they are not exchanged for new securities by holders who are entitled to participate in this exchange offer. The holders of outstanding securities, other than any holder that is our affiliate within the meaning of Rule 405 under the Securities Act, who are not eligible to participate in the exchange offer are entitled to certain registration rights, and we are required to file a shelf registration statement with respect to the outstanding securities. The new securities will constitute a new issue of securities with no established trading market. We do not intend to list the new securities on any national securities exchange or to seek the admission thereof to trading in the National Association of Securities Dealers Automated Quotation System. In addition, such market making activity will be subject to the limits imposed by the Securities Act and the Exchange Act and may be limited during the exchange offer and the pendency of the shelf registration statements. Accordingly, no assurance can be given that an active public or other market will develop for the new securities or as to the liquidity of the trading market for the new securities. If a trading market does not develop or is not maintained, holders of the new securities may experience difficulty in reselling the new securities or may be unable to sell them at all. If a market for the new securities develops, any such market may be discontinued at any time.

                         VALIDITY OF THE NEW SECURITIES


     Validity of the new securities and other legal matters, including the tax-free nature of the exchange, has been passed upon on our behalf by Kirkland & Ellis LLP, New York, New York. Mr. Glen E. Hess has been a director of Alpharma Inc. since 1983. Mr. Hess' professional corporation is a partner of Kirkland & Ellis LLP, which since 1978 has performed significant legal services for us.

                                    EXPERTS


     The financial statements of Alpharma Inc. and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2004, as amended to date, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered certified public accounting firm, given on the authority of said firm as experts in auditing and accounting.


                      WHERE YOU CAN FIND MORE INFORMATION

     We are required to file reports and other information with the SEC pursuant to the information requirements of the Securities Exchange Act of 1934, as amended. Our SEC filing number for these reports is 1-8593.

     Our filings with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information relating to the public reference rooms. Copies of our filings may be obtained at the prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the SEC maintains an Internet site (http://www.sec.gov) that contains certain reports, proxy statements and other information regarding us. Our common stock is also traded on the New York Stock Exchange, through which information regarding us is also available. Our Internet site is located at http://www.alpharma.com.

                      DOCUMENTS INCORPORATED BY REFERENCE

     The following documents, which have been filed with the SEC, are incorporated in this prospectus and specifically made a part of this prospectus:


     (1) Our Annual Report on Form 10-K for the year ended December 31, 2004 filed on March 31, 2005 as amended to date by the Form 10-K/A filed on April 29, 2005 and Form 10-K/A filed on May 5, 2005;



     (2) Our Quarterly Report on Form 10-Q for the period ended March 31, 2005 filed on May 6, 2005;



     (3) Our Amendments to Quarterly Reports on Form 10-Q/A for the periods ended September 30, 2003, March 31, 2004, June 30, 2004 and September 30, 2004, which were all filed on May 5, 2005;



     (4) Our Current Report on Form 8-K filed on February 15, 2005;



     (5) Our Current Report on Form 8-K filed on February 22, 2005;



     (6) Our Current Report on From 8-K filed on February 28, 2005;



     (7) Our Current Report on Form 8-K filed on March 11, 2005;



     (8) Our Current Report on Form 8-K filed on April 4, 2005;



     (9) Our Current Report on Form 8-K filed on April 11, 2005;



     (10) Our Current Report on Form 8-K filed on April 14, 2005;



     (11) Our Current Report on Form 8-K filed on April 22, 2005;



     (12) Our Current Report on Form 8-K filed on April 28, 2005; and



     (13) Our Current Report on Form 8-K filed on April 29, 2005, as amended by Form 8-K/A filed on May 2, 2005.



     The documents referred in clause (3) above have been incorporated by reference in this prospectus pursuant to the instructions to Form S-4, although they related to periods prior to our most recent Annual Report on Form 10-K. In addition, all documents filed with the SEC pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act by Alpharma Inc. subsequent to the date of this prospectus and prior to the termination of the exchange offer shall be deemed to be incorporated by reference into this prospectus and to be a part hereof from the date of filing of such documents with the SEC. Any statement contained in this prospectus or in a document incorporated or deemed to be incorporated by reference into this prospectus shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference into this prospectus modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

     Statements contained in this prospectus or in any document incorporated by reference into this prospectus as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the documents incorporated by reference, each such statement being qualified in all respects by such reference.

     This prospectus incorporates by reference documents that are not presented in this prospectus or delivered with this prospectus. Copies of such documents, other than exhibits to such documents that are not specifically incorporated by reference in this prospectus, are available without charge to any person to whom this prospectus is delivered, upon written or oral request to: Alpharma Inc., One Executive Drive, Fort Lee, New Jersey 07024, telephone (201) 947-7774.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $220,000,000

                            ALPHARMA'S COMPANY LOGO

                               Exchange Offer for
                          8 5/8% Senior Notes due 2011

                 ---------------------------------------------
                                   PROSPECTUS
                                              , 2005
                 ---------------------------------------------

     We have not authorized any dealer, salesperson or other person to give any information or represent anything to you other than the information contained in this prospectus. You may not rely on unauthorized information or representation.

     This prospectus does not offer to sell or ask for offers to buy any of the securities in any jurisdiction where it is unlawful, where the person making the offer is not qualified to do so, or to any person who can not legally be offered the securities.

     The information in this prospectus is current only as of the date on its cover, and may change after that date. For any time after the cover date of this prospectus, we do not represent that our affairs are the same as described or that the information in this prospectus is correct, nor do we imply those things by delivering this prospectus or selling securities to you.

     Until           , 2005, all dealers that effect transactions in these
securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20:  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

(a) Alpharma Inc.

     Alpharma Inc. is a Delaware corporation. Article Seven of Alpharma Inc.'s Amended and Restated Certificate of Incorporation (as amended from time to time) provides that Alpharma Inc. may indemnify its directors, officers, employees and others against liabilities and expenses incurred in their corporate capacities in a manner consistent with the Delaware General Corporation Law. The Delaware General Corporation Law provides that Alpharma Inc. may indemnify each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she is or was (a) a director, (b) an officer, or (c) a director, officer, employee or other agent of Alpharma Inc. or another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (such persons described in (a), (b) and (c) are sometimes hereinafter referred to as an "Indemnitee") against all expense, liability, and loss reasonably incurred by any such Indemnitee in connection therewith. Notwithstanding the foregoing, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an Indemnitee will be made only upon delivery to Alpharma Inc. of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the person did not meet the required standard of conduct.

     The effect of these provisions would be to authorize such indemnification by Alpharma Inc. for liabilities arising out of the Securities Act of 1933 (the "Securities Act").

     Article Six of Alpharma Inc.'s Amended and Restated Bylaws provides that Alpharma Inc. shall indemnify its directors and officers to the full extent allowed by the Alpharma Inc.'s Amended and Restated Certificate of Incorporation (as amended from time to time).

     Section 102(b)(7) of the Delaware General Corporation Law permits a Delaware corporation to limit the personal liability of its directors in accordance with the provisions set forth therein. Section 145 of the Delaware General Corporation Law contains provisions permitting corporations organized thereunder to indemnify director, officers, employees or agents against expenses, judgments and fines reasonably incurred and against certain other liabilities in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person was or is a director, officer, employee or agent of the corporation.

(b) Alpharma Animal Health Company

     Alpharma Animal Health Company is a Texas corporation. The Articles of Incorporation of the company do not provide any indemnification provisions.
Article 6 of the Bylaws provides that each director and officer shall be entitled to indemnification as provided in the Articles of Incorporation and, if approved by a board committee, by contract or as may be deemed appropriate.

(c) Alpharma (Bermuda) Inc.

     Alpharma (Bermuda) Inc. is a Delaware corporation. Article 7 of the Certificate of Incorporation provides that no director shall be personally liable to the company or its stockholders for monetary damage for breach of fiduciary duty by such director as a director; provided that the director (i) did not breach his duty of loyalty to the company or its stockholders, (ii) acted or omitted to act in good faith and which did not involve intentional misconduct or knowing violation of a law, (iii) was entitled to protection under
Section 174 of the Delaware General Corporation Law or (iv) did not derive an improper personal benefit.

     Article 6 of the Bylaws provides that each director and officer shall be entitled to indemnification as provided in the Articles of Incorporation and, if approved by a board committee, by contract or as may be deemed appropriate.

(d) Alpharma Euro Holdings Inc.

     Alpharma Euro Holdings Inc. is a Delaware corporation. Article 7 of the Certificate of Incorporation provides that no director shall be personally liable to the company or its stockholders for monetary damage for breach of fiduciary duty by such director as a director; provided that the director (i) did not breach his duty of loyalty to the company or its stockholders, (ii) acted or omitted to act in good faith and which did not involve intentional misconduct or knowing violation of a law, (iii) was entitled to protection under
Section 174 of the Delaware General Corporation Law or (iv) did not derive an improper personal benefit.

     Article 6 of the Bylaws provides that each director and officer shall be entitled to indemnification as provided in the Articles of Incorporation and if approved by a board committee by contract or as may be deemed appropriate.

(e) Alpharma Investment Inc.

     Alpharma Investment Inc. is a Delaware corporation. Article 10 of the Certificate of Incorporation provides that the personal liability of the directors is eliminated to the fullest extent permitted by Section 102 of the Delaware General Corporation Law.

     Article 10 of the Bylaws provides that the company shall indemnify, among other persons, each director and officer who was or is a party or is threatened to be made a party to any pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer, against expenses (including attorneys' fees), judgments, fines and settlement actually and reasonably incurred by him; provided that such director or officer acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the company, and with respect to a criminal proceeding, had reasonable cause to believe that his conduct was unlawful. In the case of a suit by or in right of the company there is no such indemnification if it is adjudged that the person is liable to the company except to the extent some indemnification may be permitted as the court may determine a fair and reasonable amount of indemnity. If the director or officer is successful in his defense in any action, he shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

(f) Alpharma NW Inc.

     Alpharma NW Inc. is a Washington corporation. Article 12 of the Articles of Incorporation provides that to the full extent that the Washington Business Corporation Act permits the limitation or elimination of the liability of directors, a director shall not be liable to the company or its shareholders for monetary damages for conduct as a director.

     Article 6 of the Bylaws provides that each director and officer shall be entitled to indemnification as provided in the Articles of Incorporation and if approved by a board committee by specific action, contract or as may be deemed appropriate.

(g) Alpharma Operating Corporation

     Alpharma Operating Corporation is a Delaware corporation. Article Eight of the Certificate of Incorporation provides that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, among other positions, a director or officer of the company, shall be indemnified and held harmless by the company to the fullest extent which it is empowered to do so by the Delaware General Corporation Law against all expense, liability and loss (including reasonable attorneys' fees) incurred by such person; provided that, such director or officer acted properly according to the applicable standards; further provided that, such proceeding was approved by the board of directors. The indemnification shall be made according to procedures set forth in Article Eight.

(h) Alpharma U.S. Inc.

     Alpharma U.S. Inc. is a Delaware corporation. Article Eight of the Certificate of Incorporation provides that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, among other positions, a director or officer of the company, shall be indemnified and held harmless by the company to the fullest extent which it is empowered to do so by the Delaware General Corporation Law against all expense, liability and loss (including reasonable attorney's fees) incurred by such person; provided that, such director or officer acted properly according to the applicable standards; further provided that, such proceeding was approved by the board of directors. The indemnification shall be made according to procedures set forth in Article Eight.

     Article 6 of the Bylaws provides that each director and officer shall be entitled to indemnification as provided in the Articles of Incorporation and if approved by a board committee by specific action, contract or as may be deemed appropriate.

(i) Alpharma US Pharmaceutical LLC

     Alpharma US Pharmaceutical LLC is a Delaware limited liability company. The Certificate of Formation does not provide any indemnification provisions.

     Paragraph 11 of the Limited Liability Operating Agreement provides that the company shall, to the fullest extent authorized by the Delaware General Corporation Law, indemnify and hold harmless, among other persons, any member, manager or officer of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager officer or otherwise of the company.

(j) Alpharma USHP Inc.

     Alpharma USHP Inc. is a Delaware corporation. Article Seven of the Certificate of Incorporation provides that no director shall be personally liable to the company or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director; provided that, the director shall be liable to the extent provided by applicable law (1) for breach of director's duty of loyalty, (2) for acts or omissions not in good faith or intentional misconduct or a knowing violation of law, (3) pursuant to Section 174 of the Delaware General Corporation Law or (4) for any transaction from which the director derived improper personal benefit.

     Article 6 of the Bylaws provides that each director and officer shall be entitled to indemnification as provided in the Articles of Incorporation and if approved by a board committee by specific action, contract or as may be deemed appropriate.

(k) Alpharma USPD Inc.

     Alpharma USPD Inc. is a Maryland corporation. The Articles of Incorporation do not provide any indemnification provisions. Article XI of the Bylaws provides that the company shall indemnify any person against expenses incurred by him in connection with any proceeding as to which such person is made party to any action or proceeding, criminal, civil or administrative, by reason of being or having been a director or officer of the company or an affiliate of the company; provided that, such person acted in good faith and in the best interest of the company and if a criminal proceeding such person had no reasonable cause to believe his conduct was unlawful. Expenses shall include judgments, fines, money or property paid in settlement, and reasonable costs (including attorneys' fees) incurred in connection with any such suit or proceeding. Company shall not indemnify such director or officer is finally adjudged to have been derelict in his duty to the company.

(1) Barre Parent Corporation

     Barre Parent Corporation is a Delaware corporation. Article Seven of the Certificate of Incorporation provides that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, among other positions, a director or officer of the company, shall be indemnified and held harmless by the company to the fullest extent which it is empowered to do so by the Delaware General Corporation Law against all expense, liability and loss (including reasonable attorneys' fees) incurred by such person; provided that, such director or office acted properly according to the applicable standards as provided in the Delaware General Corporation Law; further provided that, such proceeding was approved by the board of directors.

(m) Alpharma Holdings Inc.

     Alpharma Holdings Inc. (f/k/a Faulding Holdings Inc.) is a Delaware corporation. Article Six of the Certificate of Incorporation provides that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, among other positions, a director or officer of the company, shall be indemnified and held harmless by the company to the fullest extent which it is empowered to do so by the Delaware General Corporation Law against all expense, liability and loss (including reasonable attorneys' fees) incurred by such person; provided that such director or officer acted properly according to the applicable standards as provided in the Delaware General Corporation Law; further provided that, such proceeding was approved by the board of directors.

     Article X of the Bylaws provides that each director and officer shall be entitled to indemnifications provided in the company's Certificate of Incorporation or as the board of directors through specific action, by contract or otherwise as may be deemed appropriate.

(n) Alpharma Branded Products Division Inc.

     Alpharma Branded Products Division Inc. (f/k/a Faulding Laboratories Inc.) is a Delaware corporation. Article Seven of the Certificate of Incorporation provided that no director shall be liable to the company or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of duty of loyalty, (2) acts or omissions no in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or
(4) a transaction from which the director derived an improper personal benefit. The company shall indemnify to the fullest extent permitted by Sections 102 and 145 of the Delaware General Corporation Law.

(o) Alpharma Pharmaceuticals Inc.

     Alpharma Pharmaceuticals Inc. (f/k/a Faulding Pharmaceuticals Inc.) is a Delaware corporation. Article Nine of the Certificate of Incorporation and
Article 5 of the Bylaws provide that no director shall be liable to the company or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of duty of loyalty, (2) acts or omissions no in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit. Article 9 and Article 5 of the Bylaws also provide that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, among other positions, a director or officer of the company, shall be indemnified and held harmless by the company to the fullest extent which it is empowered to do so by the Delaware General Corporation Law against all expense, liability and loss (including reasonable attorneys' fees) incurred by such person; provided that, such director or officer acted properly according to the applicable standards as provided in the Delaware General Corporation Law; further provided that, such proceeding was approved by the board of directors.

(p) G.F. Reilly Company

     G.F. Reilly Company is a Delaware corporation. The Certificate of Incorporation and Bylaws do not provide any indemnification provisions.

(q) Mikjan Corporation

     Mikjan Corporation is a Arkansas corporation. The Articles of Incorporation do not provide any indemnification provisions. The Bylaws do not provide any general indemnification provisions.

(r) NMC Laboratories, Inc.

     NMC Laboratories, Inc. is a New York corporation. The Articles of Incorporation and Bylaws do not provide any indemnification provisions.

(s) Parmed Pharmaceuticals, Inc.

     Parmed Pharmaceuticals, Inc. is a Delaware corporation. The Certificate of Incorporation does not provide any indemnification provisions. Article V of the Bylaws provides that the company may indemnify any person who was or is a party or is threatened to be made a party to any threatened pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was, among other things, a director or officer of the company, against expenses (including attorneys' fees), judgments, fines and amounts paid settlement actually and reasonably incurred by him in connection with such action; provided that, such director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; in the case of an action or proceeding by or in the right of the company, no indemnification shall be made with respect to any claim as to which such person shall been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that a court shall determine a fair and reasonable entitled indemnity amount. Expenses may be advanced by the company.

(t) Point Holdings Inc.

     Point Holdings Inc. is a Delaware corporation. The Certificate of Incorporation does not provide any indemnification provisions. Article XI of the Bylaws provides that each person who shall have been a director or officer, and who is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is, or was, among other things, a director or officer, shall be indemnified by the company against, and may be advanced, the expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action to the fullest extent provided under Section 145 of the Delaware General Corporation Law. Article XI of the Bylaws also provides that no director shall be liable to the company or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of duty of loyalty, (2) acts or omissions no in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under
Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit.

(u) Purepac Pharmaceutical Co.

     Purepac Pharmaceutical Co. is a Delaware corporation. Article Five of the Amended and Restated Certificate of Incorporation provides that the company shall indemnify each of the company's directors and officers for expenses incurred in defending any action, suit or proceeding as permitted by Section 145 of the Delaware General Corporation Law. Article Five of the Certificate of Incorporation also provides that no director shall be liable to the company or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of duty of loyalty, (2) acts or omissions no in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under

Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit.

     Article VI of the Bylaws also provides that with respect to an action or proceeding by or in right of the company to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type of kind, domestic or foreign, which any director or officer of the company served in any capacity at the request of the company, by reason of the fact that he, his testator or intestate, was a director or officer of the company, or served such other corporation in any capacity shall be indemnified by the company against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees); provided that such director or officer acted in good faith for a purpose which he reasonably believed to be in the best interests of the company and with respect to criminal proceedings, he had no reasonable cause to believe that his conduct was unlawful.

(v) Purepac Pharmaceutical Holdings, Inc.

     Purepac Pharmaceutical Holdings, Inc. is a Delaware corporation. Article Six of the Certificate of Incorporation provides that no director shall be liable to the company or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of duty of loyalty, (2) acts or omissions no in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit. The company shall indemnify all persons to the fullest extent permitted by Sections 102 and 145 of the Delaware General Corporation Law.

     Article VI of the Bylaws provides that any person made a party to an action by or in right of the company to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the company shall be indemnified by the company against the reasonable expense (including attorneys' fees) actually and necessarily incurred by him in connection with the defense of such action or in connection with an appeal therein, to the fullest extent permitted by the Delaware General Corporation Law; in the case of actions or proceedings by any person other than by or in right of the company, provided that, such director of officer acted in good faith for a purpose which he reasonably believed to be in the best interests of the company and, in criminal actions or proceedings, he had no reasonably cause to believe that his conduct was unlawful.

ITEM 21.  EXHIBITS.

     (a) The following exhibits are filed as part of this registration statement or incorporated by reference herein:


EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
 4.1      Indenture, dated as of April 24, 2003, by and among the
          Issuer, the Guarantors and Wachovia Bank, National
          Association, as trustee.+
 4.2      Form of Note**
 4.3      Registration Rights Agreement, dated as of April 24, 2003, among the Issuer and the Initial Purchasers.++
 5.1      Opinion of Kirkland & Ellis LLP regarding the validity of
          the securities offered hereby.**
 8.1      Opinion of Kirkland & Ellis LLP regarding federal income tax considerations.**
12.1      Computation of Ratios of Earnings to Fixed Charges.*
23.1      Consent of PricewaterhouseCoopers LLP.*
23.2      Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).**
24.1      Power of Attorney (included on the signature pages to the
          Form S-4 filed on July 23, 2003).**
24.2      Power of Attorney of Frederick J. Lynch.**
24.3      Power of Attorney of Brett Weinblatt.**
24.4      Power of Attorney of Carl-Aake Carlsson.**
24.5      Power of Attorney of John Deighan.**
24.6      Power of Attorney of Einar Thorstensen.*
24.7      Power of Attorney of Christopher J.N. Towner.*
24.8      Power of Attorney of Jeffrey S. Campbell.*
25.1      Statement of Eligibility of Trustee on Form T-1 under the
          Trust Indenture Act of 1939 of Wachovia Bank, National
          Association relating to the Indenture and the issuance of
          the Issuer's securities.**
99.1      Form Letter of Transmittal.**
99.2      Form of Notice of Guaranteed Delivery.**
99.3      Form of Tender Instructions.**


------------

 * Filed herewith.

** Previously filed.

 + Filed as Exhibit 4.3 to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

++ Filed as Exhibit 4.3a to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

ITEM 22.  UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) to include any prospectus required by Section 10(a) (3) of the Securities Act of 1933;

             (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such registration statement;

          (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (d) That, for the purpose of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to
     Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of any employee benefit plan's annual report pursuant to
     Section 15(d) of the Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (e) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a directors, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          (f) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

          (g) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA INC.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Executive Vice President and
                                                 Chief Legal Officer


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                          --------------------------------------
                                          By:  Einar W. Sissener
                                          Title: Chairman and Director

                                                             *
                                          --------------------------------------
                                          By:  Ingrid Wiik
                                          Title: Vice Chairman, Chief Executive
                                                 Officer and
                                                 Director (Principal Executive
                                                 Officer)

                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: Executive Vice President,
                                                 Finance and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

                                                             *
                                          --------------------------------------
                                          By:  Jeffrey S. Campbell
                                          Title: Vice President and Controller
                                                 (Principal Accounting Officer)

                                                             *
                                          --------------------------------------
                                          By:  Glen E. Hess
                                          Title: Director

                                                             *
                                          --------------------------------------
                                          By:  William I. Jacobs
                                          Title: Director

                                                             *
                                          --------------------------------------
                                          By:  Jill Kanin-Lovers
                                          Title: Director

                                          --------------------------------------
                                          By:  Ramon M. Perez
                                          Title: Director

                                                             *
                                          --------------------------------------
                                          By:  Robert Thong
                                          Title: Director

                                          --------------------------------------
                                          By:  Peter G. Tombros
                                          Title: Director

                                                             *
                                          --------------------------------------
                                          By:  Farah M. Walters
                                          Title: Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA ANIMAL HEALTH COMPANY

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Carol Wrenn
                                          Title: President and Director
                                                 (Principal Executive Officer)

                                                             *
                                          --------------------------------------
                                          By:  Joseph Del Buono
                                          Title: Vice President and Director
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA (BERMUDA) INC.


                                                             *

                                          --------------------------------------

                                          By:  Christopher J.N. Towner


                                          Title: Secretary and Director



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.



                                                             *

                                          --------------------------------------

                                          By:  Einar Thorstensen

                                          Title: President and Director
                                                 (Principal Executive Officer)
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA EURO HOLDINGS INC.


                                                             *

                                          --------------------------------------

                                          By:  Christopher J.N. Towner


                                          Title: Secretary and Director



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.



                                                             *

                                          --------------------------------------

                                          By:  Einar Thorstensen

                                          Title: President and Director
                                                 (Principal Executive Officer)
                                                 (Principal Financial Officer)

                                                 (Principal Accounting Officer)


* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA INVESTMENT INC.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: President and Director
                                                 (Principal Executive Officer)
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)


                                                             *

                                          --------------------------------------

                                          By:  Jeffrey S. Campbell

                                          Title: Vice President, Treasurer and
                                          Director

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA NW INC.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: President and Director
                                                 (Principal Executive Officer)
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)


                                                             *

                                          --------------------------------------

                                          By:  Jeffrey S. Campbell

                                          Title: Vice President, Treasurer and
                                          Director

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA OPERATING CORPORATION

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: President and Director
                                                 (Principal Executive Officer)
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)


                                                             *

                                          --------------------------------------

                                          By:  Jeffrey S. Campbell

                                          Title: Vice President, Treasurer and
                                                 Director

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA U.S. INC.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Ingrid Wiik
                                          Title: Chief Executive Officer
                                                 (Principal Executive Officer)

                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: President and Director
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)


                                                             *

                                          --------------------------------------

                                          By:  Jeffrey S. Campbell

                                          Title: Vice President, Treasurer and
                                          Director

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA US PHARMACEUTICAL LLC

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Manager


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Ingrid Wiik
                                          Title: Chief Executive Officer
                                                 (Principal Executive Officer)

                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: Executive Vice President, Chief
                                                 Financial
                                                 Officer and Manager
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

                                                             *
                                          --------------------------------------

                                          By:  Jeffrey S. Campbell

                                          Title: Treasurer and Manager

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Manager

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA USHP INC.


                                                             *

                                          --------------------------------------

                                          By:  Christopher J.N. Towner


                                          Title: Secretary and Director



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.



                                                             *

                                          --------------------------------------

                                          By:  Einar Thorstensen


                                          Title: President and Director

                                                 (Principal Executive Officer)

                                                 (Principal Financial Officer)


                                                 (Principal Accounting Officer)


* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA USPD INC.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Frederick J. Lynch
                                          Title: President, Chief Executive
                                                 Officer and Director
                                                 (Principal Executive Officer)


                                                             *

                                          --------------------------------------

                                          By:  Jeffrey S. Campbell

                                          Title: Treasurer
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director

                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          BARRE PARENT CORPORATION

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: President, Chief Executive
                                                 Officer and Director
                                                 (Principal Executive Officer)


                                                             *

                                          --------------------------------------

                                          By:  Jeffrey S. Campbell

                                          Title: Treasurer and Director
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA HOLDINGS INC.


                                                             *

                                          --------------------------------------

                                          By:  Christopher J.N. Towner


                                          Title: Secretary and Director



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.



                                                             *

                                          --------------------------------------

                                          By:  Einar Thorstensen


                                          Title: President and Director

                                                 (Principal Executive Officer)

                                                 (Principal Financial Officer)


                                                 (Principal Accounting Officer)


* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA BRANDED PRODUCTS DIVISION
                                          INC.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Carl-Aake Carlsson
                                          Title: President and Chief Executive
                                                 Officer
                                                 (Principal Executive Officer)

                                                             *
                                          --------------------------------------
                                          By:  John Deighan
                                          Title: Controller
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

                                                             *
                                          --------------------------------------
                                          By:  Ingrid Wiik
                                          Title: Director

                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: Director

                                                             *
                                          --------------------------------------
                                          By:  Frederick J. Lynch
                                          Title: Director

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          ALPHARMA PHARMACEUTICALS INC.


                                                             *

                                          --------------------------------------

                                          By:   Christopher J.N. Towner


                                          Title: Secretary and Director



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.



                                                             *

                                          --------------------------------------

                                          By:   Einar Thorstensen


                                          Title: President and Director

                                                 (Principal Executive Officer)

                                                 (Principal Financial Officer)


                                                 (Principal Accounting Officer)


* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          G.F. REILLY COMPANY

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:   Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:   Matthew T. Farrell
                                          Title: President, Chief Executive
                                                 Officer and Director
                                                 (Principal Financial Officer)


                                                             *

                                          --------------------------------------

                                          By:   Jeffrey S. Campbell

                                          Title: Treasurer and Director
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:   Robert F. Wrobel
                                          Title: Secretary and Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          MIKJAN CORPORATION

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:   Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:   Matthew T. Farrell
                                          Title: President, Chief Executive
                                                 Officer and Director
                                                 (Principal Executive Officer)


                                                             *

                                          --------------------------------------

                                          By:   Jeffrey S. Campbell

                                          Title: Treasurer and Director
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:   Robert F. Wrobel
                                          Title: Secretary and Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          NMC LABORATORIES, INC.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:   Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:   Frederick J. Lynch
                                          Title: President and Chief Executive
                                                 Officer
                                                 (Principal Executive Officer)


                                                             *

                                          --------------------------------------

                                          By:   Jeffrey S. Campbell

                                          Title: Treasurer and Director
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

                                                             *
                                          --------------------------------------
                                          By:   Matthew T. Farrell
                                          Title: Director

                                                    /s/ ROBERT F. WROBEL
                                             -----------------------------------
                                                 By:   Robert F. Wrobel
                                                 Title: Secretary and Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          PARMED PHARMACEUTICALS, INC.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Frederick J. Lynch
                                          Title: President, Chief Executive
                                                 Officer and Director
                                                 (Principal Executive Officer)


                                                             *

                                          --------------------------------------

                                          By:  Jeffrey S. Campbell

                                          Title: Treasurer
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: Director

                                                             *
                                          --------------------------------------
                                          By:  Dominick Palmo
                                          Title: Vice President, General Manager
                                                 and Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          POINT HOLDINGS INC.

                                                   /s/ JOHN W. LAROCCA
                                          --------------------------------------
                                          By:  John W. LaRocca
                                          Title: Secretary


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Frederick J. Lynch
                                          Title: President, Chief Executive
                                                 Officer and Director
                                                 (Principal Executive Officer)
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          PUREPAC PHARMACEUTICAL CO.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Frederick J. Lynch
                                          Title: President, Chief Executive
                                                 Officer and Director
                                                 (Principal Executive Officer)

                                                             *
                                          --------------------------------------
                                          By:  John Deighan
                                          Title: Controller
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

                                                             *
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director

                                                             *
                                          --------------------------------------
                                          By:  Ingrid Wiik
                                          Title: Director

                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lee, State of New Jersey, on the 9th day of May, 2005.


                                          PUREPAC PHARMACEUTICAL HOLDINGS INC.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 9th day of May, 2005.


                                                             *
                                          --------------------------------------
                                          By:  Frederick J. Lynch
                                          Title: President, Chief Executive
                                                 Officer and Director
                                                 (Principal Executive Officer)

                                                             *
                                          --------------------------------------
                                          By:  John Deighan
                                          Title: Controller
                                                 (Principal Financial Officer)
                                                 (Principal Accounting Officer)

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                          By:  Robert F. Wrobel
                                          Title: Secretary and Director

                                                             *
                                          --------------------------------------
                                          By:  Ingrid Wiik
                                          Title: Director

                                                             *
                                          --------------------------------------
                                          By:  Matthew T. Farrell
                                          Title: Director

* The undersigned, by signing his name hereto, does hereby execute this amendment to the registration statement on behalf of the officers and directors of the registrant listed above pursuant to Powers of Attorney.

                                                   /s/ ROBERT F. WROBEL
                                          --------------------------------------
                                                     Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
    4.1       Indenture, dated as of April 24, 2003, by and among the
              Issuer, the Guarantors and Wachovia Bank, National
              Association, as trustee.+
    4.2       Form of Note**
    4.3       Registration Rights Agreement, dated as of April 24, 2003, among the Issuer and the Initial Purchasers.++
    5.1       Opinion of Kirkland & Ellis LLP, regarding the validity of the securities offered hereby.**
    8.1       Opinion of Kirkland & Ellis LLP, regarding federal income
              tax considerations.**
   12.1       Computation of Ratios of Earnings to Fixed Charges.*
   23.1       Consent of PricewaterhouseCoopers LLP.*
   23.2       Consent of Kirkland & Ellis LLP, (included in Exhibit
              5.1).**
   24.1       Power of Attorney (included on the signature pages to the
              Form S-4 filed on July 23, 2003).**
   24.2       Power of Attorney of Frederick J. Lynch.**
   24.3       Power of Attorney of Brett Weinblatt.**
   24.4       Power of Attorney of Carl-Aake Carlsson.**
   24.5       Power of Attorney of John Deighan.**
   24.6       Power of Attorney of Einar Thorstensen.*
   24.7       Power of Attorney of Christopher J.N. Towner.*
   24.8       Power of Attorney of Jeffrey S. Campbell.*
   25.1       Statement of Eligibility of Trustee on Form T-1 under the
              Trust Indenture Act of 1939 of Wachovia Bank, National
              Association relating to the Indenture and the issuance of
              the Issuer's securities.**
   99.1       Form Letter of Transmittal.**
   99.2       Form of Notice of Guaranteed Delivery.**
   99.3       Form of Tender Instructions.**


---------------

 * Filed herewith.

** Previously filed.

 + Filed as Exhibit 4.3 to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and incorporated by reference.

++ Filed as Exhibit 4.3a to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and incorporated by reference.